UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

August 1, 2006
Date of Report (Date of Earliest Event Reported)


 Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB1
(Exact name of issuing entity as specified in its charter)


 DB Structured Products, Inc.
(Exact name of Sponsor as specified in its charter)


 Deutsche Alt-A Securities Inc.
(Exact name of Depositor as specified in its charter)


New York              333-127621-06             54-2193481
(State or Other       (Commission               54-2193482
Jurisdiction of        File Number)             54-2193483
Incorporation)                                  54-2193544
                                               (IRS Employer
                                               Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement.

         See Item 6.02 below.

Item 1.02 - Termination of a Material Definitive Agreement.

         See Item 6.02 below.

Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee

        On August 1, 2006, GMAC Mortgage Corporation ("GMACM") transferred to Wells Fargo Bank, National Association ("Wells Fargo Bank") the servicing with respect to certain of the mortgage loans serviced by GMACM backing the Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1 Mortgage Backed Pass-Through Certificates, Series 2006-AB1 (the "Mortgage Loans"). Wells Fargo purchased the servicing rights relating to the Mortgage Loans from DB Structured Products, Inc. ("DBSP") pursuant to a Flow Servicing Rights Purchase and Sale Agreement, dated as of August 1, 2005, between Wells Fargo Bank as purchaser and DBSP as seller.

         Wells Fargo Bank will service the Mortgage Loans pursuant to a Servicing Agreement dated as of December 1, 2005, between DBSP and Wells Fargo Bank, as assigned to the trust and modified by a Servicer Appointment, Assumption and Assignment Agreement dated as of August 1, 2006 among DBSP as seller, Wells Fargo Bank as servicer, Wells Fargo Bank, National Association as master servicer and securities administrator and HSBC Bank USA, National Association as trustee.

         Wells Fargo Bank is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank. Wells Fargo Bank, including its predecessors, has many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo Bank, including its predecessors, has been servicing residential mortgage loans since 1974. These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO Property management, are handled at various Wells Fargo Bank locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers. As of the date hereof, Wells Fargo Bank has not failed to make any required advance with respect to any issuance of residential mortgage backed securities.

         Wells Fargo Bank's servicing portfolio of residential mortgage loans (which includes First Lien Non-Conforming, Non-Subprime Loans as well as other types of residential mortgage loans serviced by Wells Fargo Bank) has grown from approximately $450 billion as of the end of 2000 to approximately $1.005 trillion as of the end of 2005. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae, Freddie Mac and Federal Home Loan Banks; mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs; or mortgage loans with respect to which Wells Fargo Bank has acquired the servicing rights, acts as subservicer, or acts as special servicer) for First Lien Non-Conforming, Non-Subprime Loans:



                                 As of                                  As of                                  As of
                           December 31, 2003                      December 31, 2004                      December 31, 2005
                                     Aggregate                                Aggregate                             Aggregate
                                     Original                                 Original                               Original
                                     Principal                                Principal                             Principal
                                     Balance of                               Balance of                            Balance of
                        No. of         Loans                    No. of         Loans                   No. of        Loans
                         Loans                                  Loans                                  Loans

First Lien
Non-Conforming,
Non-Subprime Loans     472,694    $141,120,796,584             533,262      $171,086,652,776           635,091     $218,067,611,101





         Servicing Procedures

     Shortly after the funding of a loan, various types of loan information are loaded into Wells Fargo Bank's automated loan servicing system. Wells Fargo Bank then makes reasonable efforts to collect all payments called for under the Mortgage Loan documents and will, consistent with the applicable servicing agreement and any pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Mortgage Loans. Wells Fargo Bank may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the applicable servicing agreement.

     Wells Fargo Bank's collections policy is designed to identify payment problems sufficiently early to permit Wells Fargo Bank to address such delinquency problems and, when necessary, to act to preserve equity in a pre-foreclosure Mortgaged Property. Borrowers are billed on a monthly basis in advance of the due date. If a borrower attempts to use Wells Fargo Bank's Voice Response Unit ("VRU") to obtain loan information on or after a date on which a late charge is due, the VRU automatically transfers the call to the collection area. Collection procedures commence upon identification of a past due account by Wells Fargo Bank's automated servicing system. If timely payment is not received, Wells Fargo Bank's automated loan servicing system automatically places the Mortgage Loan in the assigned collection queue and collection procedures are generally initiated on the 16th day of delinquency. The account remains in the queue unless and until a payment is received, at which point Wells Fargo Bank's automated loan servicing system automatically removes the Mortgage Loan from that collection queue.

     When a Mortgage Loan appears in a collection queue, a collector will telephone to remind the borrower that a payment is due. Follow-up telephone contacts with the borrower are attempted until the account is current or other payment arrangements have been made. When contact is made with a delinquent borrower, collectors present such borrower with alternative payment methods, such as placeWestern Union, Phone Pay and Quick Collect, in order to expedite payments. Standard form letters are utilized when attempts to reach the borrower by telephone fail and/or in some circumstances, to supplement the phone contacts. Company collectors have computer access to telephone numbers, payment histories, loan information and all past collection notes. Wells Fargo Bank supplements the collectors' efforts with advanced technology such as predictive dialers and statistical behavioral software used to determine the optimal times to call a particular customer. Additionally, collectors may attempt to mitigate losses through the use of behavioral or other models that are designed to assist in identifying workout options in the early stages of delinquency. For those loans in which collection efforts have been exhausted without success, Wells Fargo Bank determines whether foreclosure proceedings are appropriate. The course of action elected with respect to a delinquent Mortgage Loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness to pay, the condition and occupancy of the Mortgaged Property, the amount of borrower equity in the Mortgaged Property and whether there are any junior liens.

     Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of a borrower in default vary greatly from state to state. As such, all foreclosures are assigned to outside counsel, licensed to practice in the same state as the Mortgaged Property. Bankruptcies filed by borrowers are similarly assigned to appropriate local counsel. Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls and faxes and simultaneously creating a permanent record of communication. Attorney timeline performance is managed using quarterly report cards. The status of foreclosures and bankruptcies is monitored by Wells Fargo Bank through its use of such software system. Bankruptcy filing and release information is received electronically from a third-party notification vendor.

     Prior to a foreclosure sale, Wells Fargo Bank performs a market value analysis. This analysis includes: (i) a current valuation of the Mortgaged Property obtained through a drive-by appraisal or broker's price opinion conducted by an independent appraiser and/or a broker from a network of real estate brokers, complete with a description of the condition of the Mortgaged Property, as well as other information such as recent price lists of comparable properties, recent closed comparables, estimated marketing time and required or suggested repairs, and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes; and (iii) estimated carrying costs, brokers' fees, repair costs and other related costs associated with real estate owned properties. Wells Fargo Bank bases the amount it will bid at foreclosure sales on this analysis.

     If Wells Fargo Bank acquires title to a property at a foreclosure sale or otherwise, it obtains an estimate of the sale price of the property and then hires one or more real estate brokers to begin marketing the property. If the Mortgaged Property is not vacant when acquired, local eviction attorneys are hired to commence eviction proceedings and/or negotiations are held with occupants in an attempt to get them to vacate without incurring the additional time and cost of eviction. Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

     Wells Fargo Bank's loan servicing software also tracks and maintains tax and homeowners' insurance information and tax and insurance escrow information. Expiration reports are generated periodically listing all policies scheduled to expire. When policies lapse, a letter is automatically generated and issued advising the borrower of such lapse and notifying the borrower that Wells Fargo Bank will obtain lender-placed insurance at the borrower's expense.

    Wells Fargo Bank has been approved as a servicer by the Federal Housing Administration, the Veterans Administration, Fannie Mae, Ginnie Mae and Freddie Mac. Wells Fargo Bank, National Association's operations are subject to operational guidelines and regulations of, as well as audits by, some of these agencies.




Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(c)  Exhibits

           Exhibit Number      Description
           99.1                Servicer Appointment, Assignment and
                               Assumption Agreement dated August 1, 2006 between Deutsche Alt-A Securities, Inc. as
                               Depositor, DB Structured Products, Inc. as
                               Seller, Wells Fargo Bank, N.A. as Successor
                               Servicer, Wells Fargo Bank, N.A. as Master
                               Servicer and Securities Administrator, and
                               HSBC Bank USA, N.A. as Trustee.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB1
(Registrant)

By: Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Kristen Ann Cronin
By: Kristen Ann Cronin as Vice President
Date: August 7, 2006




EXHIBIT INDEX

Exhibit Number            Description

EX-99.1 Servicer Appointment, Assignment and Assumption Agreement dated August 1, 2006 between Deutsche Alt-A Securities, Inc. as Depositor, DB Structured Products, Inc. as Seller, Wells Fargo Bank, N.A. as Successor Servicer, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, and HSBC Bank USA, N.A. as Trustee.





EX-99.1

                        SERVICER APPOINTMENT, ASSIGNMENT
                            AND ASSUMPTION AGREEMENT

         THIS SERVICER APPOINTMENT, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of August 1, 2006, is by and among Deutsche Alt-A Securities, Inc., as depositor (the "Depositor"), DB Structured Products, Inc., as seller (the "Seller"), Wells Fargo Bank, National Association, as successor servicer (the "Successor Servicer"), Wells Fargo Bank, National Association, as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and HSBC Bank USA, National Association, as trustee (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Depositor, the Master Servicer, the Securities Administrator and the Trustee entered into the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 2006, relating to Deutsche Alt-B Securities, Inc., Mortgage Loan Trust, Series 2006-AB1, Mortgage Pass-Through Certificates;

         WHEREAS, GMAC Mortgage Corporation ("GMACM") is currently servicing the Mortgage Loans identified on Attachment 1 hereto until August 1, 2006 (the "Subject Mortgage Loans") pursuant to the Servicing Agreement, dated as of August 5, 2005, as amended by Amendment Number one dated as of January 31, 2006 between the Seller and GMACM, as modified by the Assignment, Assumption and Recognition Agreement, dated as of January 31, 2006, among the Seller, the Depositor and GMACM (collectively, the "GMAC 2005 Servicing Agreement");

         WHEREAS, pursuant to Section 6.10 of the Pooling and Servicing Agreement, the Seller has the right to transfer the servicing responsibilities of GMACM with respect to the Subject Mortgage Loans without cause upon the satisfaction of certain conditions set forth in the Pooling and Servicing Agreement;

         WHEREAS, the Depositor and the Seller desire to effectuate the replacement of GMACM as the Servicer with respect to the Subject Mortgage Loans;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Defined Terms.

         For purposes of this Agreement, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.




SECTION 2. Appointment of Servicer.

         (a) The Seller hereby proposes that Wells Fargo Bank, National Association, be appointed as Successor Servicer under the Pooling and Servicing Agreement with respect to the Subject Mortgage Loans and subject to the satisfaction of the conditions precedent set forth in Section 6 of this Agreement, the Seller will provide written notification to GMACM of its termination as Servicer with respect to the Subject Mortgage Loans to be effective on August 1, 2006 (the "Termination Date").

         (b) In connection with the appointment of the Successor Servicer, on the Termination Date, the Seller shall cause the Successor Servicer to reimburse GMACM for all outstanding Advances and Servicing Advances due and owing to GMACM under the GMAC 2005 Servicing Agreement in connection with GMACM's servicing and administration of the Subject Mortgage Loans prior to the Termination Date. Any fees and expenses incurred by the Master Servicer in connection with the servicing transfer from GMACM to the Successor Servicer shall be paid by the Seller.

         (c) Each of the Master Servicer and the Trustee, subject to the satisfaction of the conditions precedent set forth in Section 6 of this Agreement, consents to the appointment of the Successor Servicer under the Pooling and Servicing Agreement and hereby designates the Successor Servicer as the Servicer of the Subject Mortgage Loans from and after the Termination Date.

         (d) GMACM acknowledges the transfer of the servicing of the Subject Mortgage Loans to the Successor Servicer on the Termination Date and, notwithstanding such transfer, GMACM acknowledges and confirms that it will fulfill its ongoing obligations under the GMAC 2005 Servicing Agreement in respect of the period during which it acted as servicer of the Subject Mortgage Loans, including without limitation, its obligations to provide a Servicer Compliance Statement pursuant to Section 14.04 of the GMAC 2005 Servicing Agreement, a Report on Assessment of Compliance and Attestation Report and an Annual Certification pursuant to Section 14.05 of the GMAC 2005 Servicing Agreement.

SECTION 3. Representations, Warranties and Covenants.

         (a) The following representations and warranties are hereby made by the Depositor to the Seller, the Successor Servicer, the Master Servicer and the Trustee as of the date hereof:

                  (i) The Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

                  (ii) It has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (A) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and further subject to public policy with respect to indemnity and contribution under applicable securities law.

                  (iii) The execution and delivery of this Agreement by it, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (A) result in a material breach of any term or provision of its charter or by-laws, (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may impair its ability to perform or meet any of its obligations under this Agreement.

                  (iv) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to perform any of its obligations under this Agreement in accordance with the terms hereof.

                  (v) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

         (b) The following representations and warranties are hereby made by the Seller to the Depositor, the Successor Servicer, the Master Servicer and the Trustee as of the date hereof:

                  (i) The Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

                  (ii) It has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on its part the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (A) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and further subject to public policy with respect to indemnity and contribution under applicable securities law.

                  (iii) The execution and delivery of this Agreement by it, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in its ordinary course of business and will not (A) result in a material breach of any term or provision of its charter or by-laws, (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which it is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to it of any court, regulatory body, administrative agency or governmental body having jurisdiction over it; and it is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may impair its ability to perform or meet any of its obligations under this Agreement.

                  (iv) No litigation is pending or, to the best of its knowledge, threatened, against it that would materially and adversely affect the execution, delivery or enforceability of this Agreement or its ability to perform any of its obligations under this Agreement in accordance with the terms hereof.

                  (v) No consent, approval, authorization or order of any court or governmental agency or body is required for its execution, delivery and performance of, or compliance with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, it has obtained the same.

                  (vi) It has the right to transfer the servicing obligations of GMACM as the Servicer of the Subject Mortgage Loans pursuant to Section 6.10 of the Pooling and Servicing Agreement and such transfer shall be exercised in accordance with the terms and conditions of the Pooling and Servicing Agreement and all applicable law.

         (c) The following representations, warranties and covenants are hereby made by the Successor Servicer to the Depositor, the Seller, the Master Servicer and the Trustee as of the date hereof:

                  (i) The Successor Servicer is duly organized, validly existing and in good standing under the laws of the United States of America, and has all requisite power and authority to service and administer the Subject Mortgage Loans and otherwise to perform the obligations with respect to the Subject Mortgage Loans set forth in the Servicing Agreement (the "Wells Fargo Servicing Agreement"), dated as of December 1, 2005, between the Seller and the Successor Servicer, as modified by this Agreement. A copy of the Wells Fargo Servicing Agreement is attached hereto as Attachment 2.

                  (ii) The Successor Servicer has full power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Successor Servicer's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Successor Servicer's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Successor Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Successor Servicer or its property is subject. The execution, delivery and performance by the Successor Servicer of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Successor Servicer. This Agreement has been duly executed and delivered by the Successor Servicer, and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of the Successor Servicer, enforceable against the Successor Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws administered by the FDIC affecting the contract obligations of insured banks now or hereafter in effect, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

                  (iii) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Successor Servicer in connection with the execution, delivery or performance by the Successor Servicer of this Agreement, or the consummation by it of the transactions contemplated hereby.

                  (iv) The Successor Servicer meets all requirements of a successor to GMACM with respect to the Subject Mortgage Loans set forth in
Section 6.10 of the Pooling and Servicing Agreement and accepts the appointment as Successor Servicer of the Subject Mortgage Loans under the Pooling and Servicing Agreement.

                  (v) The Successor Servicer shall service the Subject Mortgage Loans in accordance with the terms and provisions of the Wells Fargo Servicing Agreement, as modified by this Agreement, for the exclusive benefit of the Trustee, on behalf of the holders of the Deutsche Alt-B Securities, Inc., Mortgage Loan Trust, Series 2006-AB1, Mortgage Pass-Through Certificates (the "Certificateholders"). The Successor Servicer shall establish a Custodial Account and an Escrow Account under the Wells Fargo Servicing Agreement with respect to the Subject Mortgage Loans in favor of Trustee on behalf of the Certificateholders, and shall remit collections received on the Subject Mortgage Loans to the appropriate account as required by the Wells Fargo Servicing Agreement. The Custodial Account and the Escrow Account each shall be entitled "Wells Fargo Bank, National Association, as Servicer for HSBC Bank USA, National Association as Trustee, in trust for the registered holders of Deutsche Alt-B Securities, Inc., Mortgage Loan Trust, Series 2006-AB1, Mortgage Pass-Through Certificates" and shall be established and maintained with a Qualified Depository. Any funds held in the Custodial Account are and shall remain uninvested.

SECTION 4. Recognition.


         (a) From and after the Termination Date, the Successor Servicer shall recognize the Trustee, on behalf of the Certificateholders, as owner of the Subject Mortgage Loans, and acknowledges that the Subject Mortgage Loans are part of a REMIC, and will service the Subject Mortgage Loans in accordance with the Wells Fargo Servicing Agreement, as modified by this Agreement, but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Internal Revenue Code of 1986 (the "Code") and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of the parties hereto that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

         (b) The Successor Servicer hereby acknowledges that the Trustee, acting pursuant to the terms of the Pooling and Servicing Agreement, has the right to enforce all obligations of the Successor Servicer, as they relate to the Subject Mortgage Loans, under the Wells Fargo Servicing Agreement, as modified by this Agreement. Such right will include, without limitation, the right to indemnification, the right to terminate the Successor Servicer under the Wells Fargo Servicing Agreement upon the occurrence of an Event of Default thereunder and the right to exercise certain rights of consent and approval relating to actions taken by the Successor Servicer under the Wells Fargo Servicing Agreement. In addition, any notice required to be given by the "Owner" pursuant to Section 10.01 of the Wells Fargo Servicing Agreement shall be given by the Trustee. The Successor Servicer further acknowledges that pursuant to the terms of the Pooling and Servicing Agreement, the Master Servicer is required to monitor the performance of the Successor Servicer under the Wells Fargo Servicing Agreement, as modified by this Agreement. The Master Servicer shall have the right to receive all remittances required to be made by the Successor Servicer under the Wells Fargo Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Successor Servicer under the Wells Fargo Servicing Agreement, as modified by this Agreement, the right to examine the books and records of the Successor Servicer under the Wells Fargo Servicing Agreement and the right to indemnification under the Wells Fargo Servicing Agreement. In addition, if the Successor Servicer shall fail to remit any payment pursuant to the Wells Fargo Servicing Agreement, as modified by this Agreement, the Master Servicer shall notify the Trustee and the Trustee shall notify the Successor Servicer of such failure as set forth in
Section 10.01 of the Wells Fargo Servicing Agreement. The Successor Servicer hereby agrees to make all remittances required under the Wells Fargo Servicing Agreement to the Master Servicer for the benefit of the Certificateholders in accordance with the following wire instructions:

                  Wells Fargo Bank, N.A.
                  ABA Number: 121000248
                  Account Name: SAS Clearing
                  Account Number: 3970771416
                  For further credit to: DBALT 2006-AB1 Account # 50891900

SECTION 5. Modification of the Wells Fargo Servicing Agreement.


         (a) In connection with the servicing and administration of the Subject Mortgage Loans, the Wells Fargo Servicing Agreement shall be modified as follows:

(i) The following definitions are added to Article I of the Wells Fargo Servicing Agreement:

                  "Determination  Date": With respect to any Servicer Remittance
                   Date, the Business Day immediately preceding such Servicer Remittance Date.

                  "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in August 2006.

                  "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

                  "Monthly Advance": The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

                  "Rating Agencies": Moody's Investors Services, Inc., Standard & Poor's Ratings Services and Fitch Ratings, or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Securities Administrator": Wells Fargo Bank, National
                   Association or any successor thereto.

                  "Sponsor": DB Structured Products, Inc. or any successor
                   thereto.


                  "Trust": Deutsche Alt-B Securities, Inc., Mortgage Loan Trust,
                   Series 2006-AB1.


                  "Trustee": HSBC Bank USA,  National Association a national banking association, or its successor in interest, or any successor trustee.

(ii) The definition of "Assignment of Mortgage" is hereby modified by adding to the end of the last sentence ", and the recording information".

(iii) The definition of Business Day is modified by replacing clause (ii) with the following:

                  "(ii) a day on which banking institutions in the State of New York, the State of Maryland, the State of Iowa, the State of California, the State of Minnesota, the State in which any Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed."

(iv) The definition of "Depositor" is hereby deleted in its entirety and replaced with the following:

                  "Depositor": Deutsche Alt-A Securities, Inc.

(v) The definition of "First Remittance Date" is deleted in its entirety.

(vi) The definition of "Master Servicer" is hereby deleted in its entirety and replaced with the following:

                  "Master Servicer": Wells Fargo Bank, National Association or
                   any successor thereto.


(vii) The definition of "Monthly Accounting Cut-Off Date" is hereby deleted in its entirety and all references to "Monthly Accounting Cut-Off Date" are hereby replaced with "Determination Date".

(viii) The definition of "Opinion of Counsel" is hereby deleted in its entirety and replaced with the following:

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Servicer, the Securities Administrator or the Master Servicer, acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or
                  (b) compliance with the REMIC Provisions must be an opinion of independent counsel; provided, however, any Opinion of Counsel provided by the Servicer pursuant to clause (b) above may be provided by internal counsel; provided that the delivery of such Opinion of Counsel shall not release the Servicer from any of its obligations hereunder and the Servicer shall be responsible for such contemplated actions or inaction, as the case may be, to the extent it conflicts with the terms of this Agreement.

(ix) The definition of "Principal Prepayment Period" is hereby deleted in its entirety and replaced with the following:

                  "Principal Prepayment Period": The period beginning on the 14th day of the month preceding the month in which the related Remittance Date occurs and ending on the 13th day of the month in which such Remittance Date occurs.

(x) The definition of "Qualified Depository" is hereby amended by deleting the word "or" following the words "Standard & Poor's Ratings Services" and replacing it with "and".

(xi) The following language is added to the end of the definition of "REMIC Provisions": "as well as provisions of applicable state laws".

(xii) The definition of "Remittance Date" is hereby deleted in its entirety and replaced with the following:

                  Servicer Remittance Date: With respect to any Distribution Date, the 18th day of the month in which such Distribution Date occurs; provided that if such 18th day of a given month is not a Business Day, the Servicer Remittance Date for such month shall be the Business Day immediately preceding such 18th day.

                All references to "Remittance Date" set forth in this Agreement are hereby replaced with "Servicer Remittance Date".

(xiii) The definition of "Servicing Advances" is hereby amended by adding the following language after the phrase "including reasonable attorney's fees and disbursements": "but excluding any fees associated with the registration of any Mortgage Loan on the MERS System as required under
         Section 4.01".

(xiv) The definition of Servicing Advances is further amended by adding the following language at the end thereof: "and (e) payment of taxes."

(xv) The definition of Servicing Fee Rate is hereby deleted in its entirety and replaced with the following:

                  Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate specified per Mortgage Loan on the Mortgage Loan Schedule.

(xvi) Section 4.01 is modified by adding to the first sentence in the second paragraph "other than Servicing Advances" after "future advances".

(xvii) Section 4.01 is modified by adding to the second sentence in the second paragraph "reduce or increase the outstanding principal balance" before "(except for actual payments of principal)".

(xviii) Section 4.01 is modified by adding the following to the second paragraph, after the third sentence:

                  In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.

(xix) Section 4.01 is modified by deleting the last paragraph from such section and replacing it with the following two paragraphs:
         "Notwithstanding anything to the contrary contained herein, the Servicer shall not waive a Prepayment Penalty except under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans and such waiver is related to a default or reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan and, if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default, (ii) such Prepayment Penalty is unenforceable in accordance with applicable law or the collection of such related Prepayment Penalty would otherwise violate applicable law or (iii) the collection of such Prepayment Penalty would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters. In the event the Servicer waives any Prepayment Penalty, other than as set forth in (i), (ii) and (iii) above, the Servicer shall deposit the amount of any such Prepayment Penalty in the Custodial Account for distribution to the Owner on the next Remittance Date.

                           In the event the Servicer waives a Prepayment Charge in connection with clauses (ii) or (iii) of the foregoing paragraph, the Servicer shall provide a written explanation of such Servicer's determination to the Master Servicer, and the Master Servicer shall provide a copy of such writing to the Sponsor and the Depositor."

(xx) Section 4.04 (vi) is modified by adding after the word "Sections", "4.01, 5.03".

(xxi) Section 4.04 is also modified by deleting the "and" at the end of clause (viii), deleting the "." at the end of clause (ix) and adding a "," and adding the following clause: "(x) with respect to each Principal Prepayment an amount (to be paid by the Servicer out of its funds) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate;

(xxii) Section 4.05 is modified by deleting the word "and" at the end of clause (ix), deleting the "." at the end of clause (x) and adding ";" and adding the following clauses: "(xi) to reimburse itself for expenses incurred and reimbursable to it pursuant to the fees paid to MERS under Section 4.01; and (xii) to reimburse itself for any Monthly Advance or Servicing Advance previously made by it which the Servicer has determined to be a nonrecoverable Monthly Advance or a nonrecoverable Servicing Advance, as evidenced by the delivery to the Master Servicer of a certificate signed by two officers of the Servicer".

(xxiii) Section 4.16 is modified by deleting the "." from the first sentence in the second paragraph and adding the following: "in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any Trust REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions."

(xxiv) Section 4.16 is further modified by deleting the first sentence from the third paragraph and replacing it with the following: "The Servicer, shall either sell any REO Property by the close of the third calendar year following the calendar year in which the Trust acquires ownership of such REO Property for purposes of Section 860(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Servicer had delivered to the Trustee and the Master Servicer an Opinion of Counsel, addressed to the Trustee, the Master Servicer and the Depositor, to the effect that the holding by the Trust of such REO Property subsequent to three years after its acquisition will not result in the imposition on any Trust REMIC created hereunder of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any Trust REMIC hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates issued by the Trust are outstanding."

(xxv) Section 4.24(a) is modified by inserting ", 9.01(e)(vii)" after "9.01(e)(vi)".

(xxvi) The last paragraph of Section 4.24 is modified by inserting the words "and the other certifications" after the words "assessment of compliance and attestation".

(xxvii) The first paragraph of Section 5.01 is deleted in its entirety and replaced with the following: "On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus
         (b) all amounts, if any, which the Servicer is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(x); and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date."

(xxviii) The second paragraph of Section 5.01 of the Servicing Agreement is modified by deleting from the first sentence therein the words "second Business Day following the" and by deleting the word "second" from the second sentence therein.

(xxix) Section 5.02 is deleted in its entirety and replaced with the following:

                  "No later than the tenth (10th) calendar day (or if such tenth
                  (10th) day is not a Business Day, the first Business Day immediately preceding such tenth (10th) day) of each month, Servicer shall furnish to the Master Servicer a computer tape or data file containing the data specified in Exhibit D, which data shall reflect information from the Due Period immediately preceding the Servicer Remittance Date and such other information with respect to the Mortgage Loans as the Master Servicer may reasonably require to allocate remittances made pursuant to this Agreement and provide appropriate statements with respect to such remittances."

                  "No later than the tenth (10th) calendar day (or if such tenth
                  (10th) day is not a Business Day, the first Business Day immediately preceding such tenth (10th) day) of each month, the Servicer shall deliver to the Master Servicer by electronic mail (or by such other means as the Servicer and the Master Servicer may agree from time to time) a prepayment report with respect to the related Servicer Remittance Date (which may be included as part of the computer tape or data file described in the immediately preceding paragraph). Such prepayment report shall include such information with respect to Prepayment Penalties as the Master Servicer may reasonable require in order for it to perform its prepayment verification duties and to issue its findings in a verification report (the "Verification Report"). The Master Servicer shall forward the Verification Report to the Servicer and shall notify the Servicer if the Master Servicer has determined that the Servicer did not deliver the appropriate Prepayment Penalties to the Securities Administrator in accordance with the this Agreement. If the Servicer agrees with the verified amounts, the Servicer shall adjust the immediately succeeding remittance report and the amount remitted to the Securities Administrator with respect to prepayments accordingly. If the Servicer disagrees with the determination of the Master Servicer, the Servicer shall, within five (5) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support its position. The Servicer and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Servicer Remittance Date, and the Servicer will indicate the effect of such resolution on the related remittance report and shall adjust the amount remitted with respect to prepayments on such Servicer Remittance Date accordingly. During such time as the Servicer and the Master Servicer are resolving discrepancies with respect to the Prepayment Penalties, no payments in respect of any disputed Prepayment Penalties will be remitted to the Securities Administrator for deposit in the related distribution account established under the Pooling and Servicing Agreement. In connection with its duties, the Master Servicer shall be able to rely solely on the information provided to it by the Servicer in accordance with this Agreement. The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by the Servicer."

(xxx) Section 5.03 "Reserved" is replaced with the following:

                  Monthly Advances by Servicer. On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including REO Disposition Proceeds, Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, REO Disposition Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Owner with a certificate signed by two officers of the Servicer evidencing such determination.

(xxxi) The first paragraph of Section 6.02 is modified by deleting the words "and may request the release of any Mortgage Loan Documents" and adding the words "and may request that the Owner or its designee release the related Mortgage Loan Documents" in the last line of such paragraph.

(xxxii) The second paragraph of Section 6.02 is deleted in its entirety and replaced with the following:

         "If the Servicer satisfies or releases the lien of the Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage pursuant to this Agreement or a liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall indemnify the Owner for all related losses. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein."

(xxxiii) Section 6.04 is amended by replacing each reference to "Owner" therein with the words "Master Servicer".

(xxxiv) Section 6.04(i) is deleted in its entirety and Section 6.04(ii) is hereby amended by deleting "(ii)" (but the remainder of the provision shall be retained).

(xxxv)   Section 6.05 is hereby deleted in its entirety.

(xxxvi) Section 6.06(i) is modified by inserting a quotation mark after the words "Applicable Servicing Criteria".

(xxxvii) Section 6.06(iv) is modified by inserting the words ", and cause each Subservicer and Subcontractor described in clause (iii) above to provide," after the word "deliver".

(xxxviii) Section 6.06(iv) is modified by inserting the words ", signed by the appropriate officer of the Servicer, the related Subservicer or the related Subcontractor, as applicable," after the words "a certification".

(xxxix) Section 6.06 is modified by adding the following new paragraph after subpart (iv):

                  "The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission."

(xl) Section 6.07(i) is modified by inserting the words "(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction)" after the words "any compensation to the Servicer".

(xli)    The following paragraph is added to Section 6.09:

                  "The Servicer shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC. The Servicer shall not enter into any arrangement by which a REMIC will receive a fee or other compensation for services nor permit a REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code."

(xlii) The first paragraph of 9.01(e) is modified by deleting the words "paragraphs (i), (iii) and (vii)" and replacing such words with "paragraphs (i), (iii) and (viii)".

(xliii) The first line of Section 9.01(e)(iv) is modified by deleting the word "its" and replacing such word with "the".

(xliv) Section 9.01(e)(iv) is modified by inserting the words "(or cause each Subservicer to)" after the words "the Servicer shall".

(xlv) Section 9.01(e)(vii) is modified by deleting such section in its entirety and replacing it with the following:

                           "(vii) In addition to such information as the
                  Servicer, as servicer, is obligated to provided pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provided to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                                    (A) any modifications, extensions or waivers
                           of pool asset terms, fees, penalties or payments during the distribution period (Item 1121(a)(11) of Regulation AB);

                                    (B) material breaches of pool asset
                           representations or warranties or transaction covenants (Item 1221(a)(12) of Regulation AB); and

                                    (C) information regarding new asset-backed
                           securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1221(a)(14) of Regulation AB).

                           (viii) The Servicer shall provide to the Owner, any
                  Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer or the Servicer or such Subservicer's performance hereunder."

(xlvi) Section 10.01(ii) is modified by inserting the words "(other than as set forth in Section 6.07)" after the words "set forth in this Agreement".

(xlvii)  Section 10.01(ix) is modified by deleting such section in its entirety.

(xlviii) Section 11.02 is modified by deleting such section in its entirety.

(xlix) Exhibit D is modified to include the information set forth on Attachment 3 hereto or in such other mutually agreeable format agreed upon between the Servicer and the Master Servicer.

(l) Exhibit H is modified by deleting such exhibit in its entirety and replacing it with Attachment 4 attached hereto.

SECTION 6. Conditions Precedent.

         The transactions contemplated by this Agreement shall be conditioned upon the satisfaction of the following conditions precedent:

         (a) each of the Seller and the Master Servicer shall have executed this Agreement evidencing its consent to the appointment of the Successor Servicer as the servicer of the Subject Mortgage Loans pursuant to the Wells Fargo Servicing Agreement, as modified by this Agreement;

         (b) the Successor Servicer shall have executed this Agreement evidencing its acceptance of its appointment as the servicer of the Subject Mortgage Loans and its agreement to be bound by the terms of this Agreement and the Wells Fargo Servicing Agreement (as modified by this Agreement);

         (c) the Seller shall have notified GMACM of its decision to transfer the servicing responsibilities of GMACM as the Servicer of the Subject Mortgage Loans under the Pooling and Servicing Agreement and the GMAC 2005 Servicing Agreement and GMACM shall have acknowledged such transfer; and

         (d) a Confirmation Letter from each Rating Agency with respect to the transactions contemplated hereby. "Confirmation Letter" means, a letter issued by each Rating Agency confirming that the transactions contemplated hereby will not result in a reduction, downgrade, qualification or withdrawal of the respective ratings of the Certificates from the current ratings.

SECTION 7. Miscellaneous.

         (a) All demands, notices and communications related to the Subject Mortgage Loans, the Wells Fargo Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

         (i) In the case of the Seller,

                  DB Structured Products, Inc.
                  60 Wall Street
                  New York, New York 10005
                  Attention: Susan Valenti

         (ii) In the case of the Successor Servicer,

                  Wells Fargo Bank, National Association
                  1 Home Campus
                  Des Moines, Iowa 50328-0001
                  Attention: General Counsel MAC X2401-06T

         (iii) In the case of the Trustee,

                  HSBC Bank USA, National Association
                  452 Fifth Avenue
                  New York, New York 10018

         (iv) In the case of the Master Servicer,

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland  21045
                  Attention: Client Manager - DBALT 2006-AB1
                  Telecopier: (410) 715-2380

         (b) Each party will pay any commissions, fees and expenses, including attorney's fees, it has incurred in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

         (c) This Agreement shall be construed in accordance with the laws of the State of StateplaceNew York, without regard to conflicts of law principles (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         (d) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         (e) This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which any party hereto may be merged or consolidated shall, without the requirement for any further writing, be deemed to be parties hereto as if such entity was originally a signatory hereto.

         (f) This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

         (g) In the event that any provision of this Agreement conflicts with any provision of the Wells Fargo Servicing Agreement with respect to the Subject Mortgage Loans, the terms of this Agreement shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

DB STRUCTURED PRODUCTS, INC.
Seller



By: \s\ Susan Valenti
Name: Susan Valenti
Title: Director


By: \s\ Hyung Peak
Name: Hyung Peak
Title: Managing Director



DEUTSCHE ALT-A SECURITIES, INC.
Depositor

By: \s\ Susan Valenti
Name: Susan Valenti
Title: Director


By: \s\ Hyung Peak
Name: Hyung Peak
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION
Successor Servicer



By: \s\ Laurie McGoogan
Name: Laurie McGoogan
Title: Vice President



HSBC BANK USA, NATIONAL ASSOCIATION
Trustee for the holders of the Deutsche Alt-B Securities, Inc., Mortgage Loan Trust, Series 2006-AB1, Mortgage Pass-Through Certificates


By: \s\ Susie Moy
Name: Susie Moy
Title: Vice President



WELLS FARGO BANK, NATIONAL ASSOCIATION
Master Servicer and Securities Administrator


By: \s\ Kristen Ann Cronin
Name: Kristen Ann Cronin
Title: Vice President




For purposes of Section 2(d) of this Agreement only:
GMAC MORTGAGE CORPORATION


By: \s\ Wesley B. Howard
Name: Wesley B. Howard
Title: Vice President

                        ATTACHMENT 1
                THE SUBJECT MORTGAGE LOANS

                [PROVIDED UPON REQUEST]


(PAGE)



                        ATTACHMENT 2



                                                     Execution Copy

                       DB STRUCTURED PRODUCTS, INC.

                                Owner

                                 and

                        WELLS FARGO BANK, N.A.

                               Servicer



                         SERVICING AGREEMENT

                     Dated as of December 1, 2005


              Fixed Rate and Adjustable Rate Mortgage Loans







TABLE OF CONTENTS




ARTICLE I.................................................. ..................1


DEFINITIONS...................................................................1


ARTICLE II........................................ ..........................10


CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS;
CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS...................................10


ARTICLE III..................................................................12


REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH...........................12


ARTICLE IV...................................................................15


ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...............................15


ARTICLE V....................................................................30


PAYMENTS TO OWNER............................................................30


ARTICLE VI...................................................................31


GENERAL SERVICING PROCEDURES.................................................31


ARTICLE VII..................................................................36


COMPANY TO COOPERATE.........................................................36


ARTICLE VIII.................................................................37


THE COMPANY..................................................................37


ARTICLE IX...................................................................39


REMOVAL OF MORTGAGE LOANS FROM AGREEMENT.....................................39


ARTICLE X....................................................................48


DEFAULT......................................................................48


ARTICLE XI...................................................................50


TERMINATION..................................................................50


ARTICLE XII..................................................................51


MISCELLANEOUS PROVISIONS.....................................................51




EXHIBITS

Exhibit A Form of Acknowledgment Agreement
Exhibit B Form of Assignment and Assumption
Exhibit C Form of Servicer Certification
Exhibit D Form of Remittance Report
Exhibit E Form of Custodial Account Certification
Exhibit F Form of Escrow Account Certification
Exhibit G Form of Power or Attorney
Exhibit H Servicing Criteria
Exhibit I Sarbanes Certification







1



This is a Servicing Agreement for adjustable and fixed rate residential first mortgage loans, dated and effective as of December 1, 2005, and is executed between DB Structured Products, Inc., as owner (the "Owner"), and Wells Fargo Bank, N.A., as servicer (the "Servicer").


W I T N E S S E T H


WHEREAS, the Owner owns certain fixed-rate and adjustable-rate mortgage loans which mortgage loans are serviced by the Servicer (the "Mortgage Loans");


WHEREAS, the Owner has agreed to sell, from time to time, and the Servicer shall purchase, from time to time, the servicing rights pursuant to that certain Flow Servicing Rights Purchase and Sale Agreement dated as of August 1, 2005 between the Owner and the Servicer;

WHEREAS, the parties desire to set forth the terms and conditions as to the servicing of the Mortgage Loans in which Servicer owns the servicing rights, pursuant to this Servicing Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and the Servicer agree as follows:



ARTICLE I

DEFINITIONS

Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and in accordance with applicable law and the terms of the Mortgage and Mortgage Note.

Acknowledgment Agreement: An acknowledgment agreement substantially in the form of Exhibit A, agreed to by the parties hereto that makes specific reference to this Agreement to be executed on or prior to each Sale Date with respect to servicing of Mortgage Loans by the Servicer.



Adjustment Date: As to each adjustable rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

Agency/Agencies: Fannie Mae, Freddie Mac or GNMA, or any of them as applicable.

Agency Sale: Any sale or transfer of Mortgage Loans by the Owner to an Agency which sale or transfer is not a Pass-Through Transfer or Whole Loan Transfer.

Agreement: This Servicing Agreement and all exhibits and amendments hereof and supplements hereto.

Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the ownership of the Mortgage to the Owner, or if the related Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the Owner to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS, including assignment of the MIN Number which will appear either on the Mortgage or the Assignment of Mortgage to MERS.

Assignment of Mortgage Note and Pledge Agreement: With respect to a Cooperative Loan, an assignment of the Mortgage Note and Pledge Agreement.

Assignment of Proprietary Lease: With respect to a Cooperative Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Apartment is located to effect the assignment of such Proprietary Lease.

Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of Iowa or the State of California or the State of Maryland or the State of New York are authorized or obligated by law or executive order to be closed.

Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Commission: The United States Securities and Exchange Commission.

Commitment Letter: The commitment by Servicer to purchase the Servicing Rights from Owner, pursuant to the Purchase Agreement.

Company Information: As defined in Section 9.01(f)(i)(A).

Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Cooperative: The entity that holds title (fee or an acceptable leasehold estate) to all of the real property that the Project comprises, including the land, separate dwelling units and all common areas.

Cooperative Apartment: The specific dwelling unit relating to a Cooperative
Loan.

Cooperative Loan: A Mortgage Loan that is secured by Cooperative Shares and a Proprietary Lease granting exclusive rights to occupy the related Cooperative Apartment.

Cooperative Shares: The shares of stock issued by a Cooperative, owned by the Mortgagor, and allocated to a Cooperative Apartment.

Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

Cut-off Date: With respect to the transfer of servicing by the Owner to the Servicer for any group of Mortgage Loans, the date so specified in the related Acknowledgment Agreement.

Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Due Date: The first day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 4.12.

Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

Event of Default: Any one of the conditions or circumstances enumerated in
Section 10.01.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Fannie Mae: The entity formerly known as Federal National Mortgage Association
(FNMA), or any successor thereto.

FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to
Section 4.12.

First Remittance Date: With respect to each Mortgage Loan, the 5th day
(or if such day is not a Business Day, the immediately following Business Day) of the month following the month in which the related Cut-off Date occurs, or such other day of the month as may be specified in the related Acknowledgment Agreement,

Freddie Mac: The entity also known as the Federal Home Loan Mortgage Corporation (FHLMC), or any successor thereto.

Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the Appraised Value of the Mortgaged Property.

LPMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the servicer of the related Mortgage Loan from payments of interest made by the Mortgagor.

Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage or Assignment of Mortgage has been registered with MERS on the MERS System

MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

MIN: The Mortgage Identification Number used to identify mortgage loans registered under MERS.

Monthly Accounting Cut-off Date: The last Business Day of the month preceding the Remittance Date.

Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage File: The Mortgage Loan Documents, and any additional documents required to be added to the Mortgage File pursuant to the Agreement.

Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

Mortgage Interest Rate: The annual rate of interest borne on a Mortgage
Note in accordance with the provisions of the Mortgage Note.

Mortgage Loan: An individual mortgage loan or a Cooperative Loan which is the subject of this Agreement, each Mortgage Loan or a Cooperative Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan or a Cooperative Loan includes without limitation the Servicing File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan or a Cooperative Loan.

Mortgage Loan Documents: With respect to a Mortgage Loan, the original related Mortgage Note with applicable addenda and riders, the original related Mortgage and the originals of any required addenda and riders, the original related Assignment of Mortgage and any original intervening related Assignments of Mortgage, the original related title insurance policy and evidence of the related PMI Policy or LPMI Policy, if any.

Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate and minus any lender paid PMI Policy premiums, if applicable.

Mortgage Loan Schedule: A schedule of Mortgage Loans subject to this Agreement, annexed to each Acknowledgment Agreement.

Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor: The obligor on a Mortgage Note.

Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and certified by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Owner.

Owner: DB Structured Products or its successor in interest or any successor to the Owner under this Agreement as provided herein.

Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

Pledge Agreement: With respect to a Cooperative Loan, the specific agreement creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease.

Pledge Instruments: With respect to a Cooperative Loan, the Stock
Power, the Assignment of the Proprietary Lease and the Assignment of the Mortgage Note and Pledge Agreement.

PMI Policy: A policy of primary mortgage guaranty insurance evidenced by an electronic form and certificate number issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

Prepayment Penalty: Payments calculated pursuant to the Mortgage Note and due pursuant to the terms of the Mortgage Loan as the result of a Principal Prepayment of the Mortgage Loan, not otherwise due thereon in respect of principal or interest.

Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period: The calendar month preceding the month in which the related Remittance Date occurs.

Purchase Agreement: The Flow Servicing Rights Purchase and Sale Agreement dated as of August 1, 2005 between the Owner and the Servicer;

Qualified Depository: A deposit account or accounts maintained with a federal or state chartered depository institution the deposits in which are insured by the FDIC to the applicable limits and the short-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor's Ratings Services or Prime-1 by Moody's Investors Service, Inc. (or a comparable rating if another rating agency is specified by the Owner by written notice to the Servicer) at the time any deposits are held on deposit therein.

Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

Reconstitution Agreement: The agreement or agreements entered into by the Servicer and the Owner and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or Securitization Transaction.

Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement may be removed from this Agreement and reconstituted as part of an Agency Sale, Pass-Through Transfer, Securitization Transaction or Whole Loan Transfer pursuant to Section 9.01 hereof. The Reconstitution Date shall be such date which the Owner shall designate. On such date, the Mortgage Loans transferred may cease to be covered by this Agreement and the Servicer's servicing responsibilities may cease under this Agreement with respect to the related transferred Mortgage Loans.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Date: The 5th calendar day (or if such 5th day is not a Business Day, the first Business Day immediately following) of any month, beginning with the First Remittance Date.

REO Disposition: The final sale by the Servicer of any REO Property.

REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

Sale Date: Each date on which the Servicer acquires the right, title and interest in and to the Servicing Rights attendant to Mortgage Loans.

Sarbanes Certifying Party: A Person who files a Sarbanes-Oxley certification directly with the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

Securities Act of 1933 or the 1933 Act: The Securities Act of 1933, as amended.

Securitization Transaction: Any transaction involving either (a) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (b) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Seller: Each person who sold Mortgage Loans to the Owner

Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorney's fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08 (excluding the Servicer's obligation to pay the premiums on LPMI Policies).

Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is received. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 4.05.

Servicing Fee Rate: The percentage per annum with respect each Mortgage Loan set for in the applicable Mortgage Loan Schedule.

Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.03.

Servicing Officer: Any officer of the Servicer involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the related Mortgage Loan representing payments or recoveries of principal.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.


Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Owner to a third party, which sale or transfer is not a Securitization Transaction or Agency Sale.




ARTICLE II



POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS

Section 2.01 Possession of Mortgage Files; Maintenance of Servicing Files.

From and after each Sale Date, the contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof. The Servicer shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian. The possession of each Servicing File by the Servicer is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The ownership of each Mortgage Note, the related Mortgage and the related Mortgage File are vested in the Owner, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall vest immediately in the Owner and shall be retained and maintained by the Servicer, in trust, at the will of the Owner and only in such custodial capacity. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan. All such costs associated with the release, transfer and re-delivery to the Servicer shall be the responsibility of the Owner.

In addition, in connection with the assignment of any MERS Mortgage
Loan, the Servicer agrees that it will cause the MERS System to indicate that such Mortgage Loan has been assigned by the Servicer to the Owner in accordance with this Agreement by including (or deleting, in the case of a Mortgage Loan repurchased in accordance with this Agreement) in such computer files the information required by the MERS System to identify the Owner as the beneficial owner of such Mortgage Loan.

Section 2.02 Books and Records; Transfers of Mortgage Loans.

All rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Servicer in trust for the benefit of the Owner as owner of the Mortgage Loans, and the Servicer shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of the Fannie Mae Selling and Servicing Guide, as amended from time to time.

The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Owner or its designee the related Servicing File during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the books and records show such Person as the owner of the Mortgage Loan. The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans. The Owner also shall advise the Servicer of the transfer. Upon receipt of notice of the transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred. Such notification of a transfer shall include a final loan schedule which shall be received by the Servicer no fewer than five (5) Business Days before the last Business Day of the month. If such notification is not received as specified above, the Servicer's duties to remit and report as required by Section 5 shall begin with the following Monthly Accounting Cut-off Date.

Section 2.03 Custodial Agreement; Delivery of Documents.

The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

In the event the public recording office is delayed in returning any original document, the Servicer shall deliver to the Custodian within 240 days of its submission for recordation, a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Servicer will be required to deliver the document to the Custodian by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Owner, which consent shall not be unreasonably withheld. The procedure shall be repeated until the documents have been received and delivered.

In the event that new, replacement, substitute or additional Stock Certificates are issued with respect to existing Cooperative Shares, the Servicer immediately shall deliver to the Owner or the Custodian the new Stock Certificates, together with the related Stock Powers in blank. Such new Stock Certificates shall be subject to the related Pledge Instruments and shall be subject to all of the terms, covenants and conditions of this Agreement.


ARTICLE III

REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH


Section 3.01 Servicer Representations and Warranties.

The Servicer hereby represents and warrants to the Owner that, as of each Sale Date:

(a) Due Organization and Authority.

The Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

(b) Ordinary Course of Business.

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer, who is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Servicer pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(c) No Conflicts.

Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Servicer, the sale of the Mortgage Loans to the Owner or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Owner to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

(d) Ability to Service.

The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

(e) Reasonable Servicing Fee.

The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

(f) Ability to Perform.

The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Servicer is solvent and the sale of the Mortgage Loans will not cause the Servicer to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Servicer's creditors;

(g) No Litigation Pending.

There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or that might prohibit its entering into this Agreement, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

(h) No Consent Required.

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date. Servicer has complied with, and is not in default under, any law, ordinance, requirement, regulation, rule, or order applicable to its business or properties, the violation of which would materially and adversely affect the operations or financial condition of Servicer or its ability to perform its obligations hereunder;

(i) No Untrue Information.

Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

(j) No Material Change.

There has been no material adverse change in the business, operations, financial condition or assets of the Servicer since the date of the Servicer's most recent financial statements which have been provided to the Owner;

(k) No Brokers' Fees.

The Servicer has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans;

(l) MERS.

The Servicer is a member of MERS in good standing; and

(m) Effective Agreement.

The execution, delivery and performance of this Agreement by Servicer and consummation of the transactions contemplated hereunder have been or will be duly and validly authorized by all necessary organizational or other action; this Agreement is valid and a legally binding agreement of Servicer enforceable against Servicer in accordance with its terms, subject to the effect of insolvency, liquidation, conservatorship and similar laws administered by the Federal Deposit Insurance Corporation affecting the contract obligations of insured banks and the discretion of a court to grant specific performance.


Section 3.02 Remedies.

The Servicer shall indemnify the Owner and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Servicer to indemnify the Owner as provided in this Section 3.02 constitute the sole remedies of the Owner respecting a breach of the foregoing representations and warranties.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Sections 3.01 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Owner or notice thereof by the Servicer to the Owner, (ii) failures by the Servicer to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Servicer by the Owner for compliance with this Agreement.

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01 Servicer to Act as Servicer.

The Servicer, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through the utilization of a Subservicer or a Subcontractor, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices. The Servicer shall be responsible for any and all acts of a Subservicer and a Subcontractor, and the Servicer's utilization of a Subservicer or a Subcontractor shall in no way relieve the liability of the Servicer under this Agreement.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner, provided, however, the Servicer shall not make any future advances with respect to a Mortgage Loan. The Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal (except for actual payments of principal) or change the final maturity date on such Mortgage Loan, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent. In the event that no default exists or is imminent, the Servicer shall request written consent from the Owner to permit such a modification and the Owner shall provide written consent or notify the Servicer of its objection to such modification within five (5) Business Days of its receipt of the Servicer's request. Advances capitalized pursuant to a modification shall not be withdrawn from the Custodial Account without the written consent of the Owner. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

The Servicer is authorized and empowered by the Owner, in its own name, when the Servicer believes it appropriate in its reasonable judgment to register any Mortgage Loan on the MERS System, or cause the removal from MERS registration of any Mortgage Loan on the MERS System, to execute and deliver, on behalf of the Owner, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Owner and its successors and assigns.

In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Owner's reliance on the Servicer.

Notwithstanding anything to the contrary contained herein, the Servicer shall not waive a Prepayment Penalty except under the following circumstances:
(i) such waiver would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan and, if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default; or (ii) the Servicer obtains a written Opinion of Counsel, which may be in-house counsel for the Servicer, opining that any Prepayment Penalty or charge is not legally enforceable in the circumstances under which the related Principal Prepayment occurs. In the event the Servicer waives any Prepayment Penalty, other than as set forth in (i) and
(ii) above, the Servicer shall deposit the amount of any such Prepayment Penalty in the Custodial Account for distribution to the Owner on the next Remittance Date.

Section 4.02 Liquidation of Mortgage Loans.

In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Servicer shall determine prudently to be in the best interest of Owner, and (4) is consistent with any related PMI Policy or LPMI Policy or any other primary mortgage guaranty insurance policies obtained and paid for by the Owner. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Owner after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Owner. Upon completion of the inspection or review, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.

After reviewing the environmental inspection report, the Servicer shall determine how to proceed with respect to the Mortgaged Property, taking into consideration the best economic interest of the Owner. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) if the Servicer proceeds with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section 4.03 Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.04 Establishment of and Deposits to Custodial Account.

The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Wells Fargo Bank, N.A., in trust for the Owner and/or subsequent purchasers of Mortgage Loans - P & I." The Custodial Account shall be established with a Qualified Depository upon the execution of this Agreement and within ten (10) days thereof, the Servicer shall provide the Owner with written confirmation of the existence of such Custodial Account in the form attached hereto as Exhibit H. The Custodial Account shall at all times be insured to the fullest extent allowed by applicable law. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 4.05.

The Servicer shall deposit in the Custodial Account within two (2)
Business Days of Servicer's receipt, and retain therein, the following collections received by the Servicer and any other amounts required to be deposited by the Servicer pursuant to this Agreement after the Cut-off Date, or received by the Servicer prior to the Cut-off Date but allocable to a period subsequent thereto, other than payments of principal and interest due on or before the Cut-off Date, as follows:

(i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii) all Liquidation Proceeds;

(iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14), Section 4.11 and Section 4.15;

(v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

(vi) any amount required to be deposited in the Custodial Account pursuant to Sections 6.01 or 6.02;

(vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 5.04;

(viii) any amounts required to be deposited by the Servicer pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

(ix) any amounts received with respect to or related to any REO
Property and all REO Disposition Proceeds pursuant to Section
4.16.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05.

Section 4.05 Permitted Withdrawals From Custodial Account.

The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i) to make payments to the Owner in the amounts and in the manner provided for in Section 5.01;

(iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Owner;

(iv) [reserved;

(v) to pay itself interest on funds deposited in the Custodial
Account;

(vi) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 8.01;

(vii) to pay any amount required to be paid pursuant to Section 4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

(viii) to reimburse itself for any Servicing Advances or REO expenses after liquidation of the Mortgaged Property not otherwise reimbursed above;

(ix) to remove funds inadvertently placed in the Custodial Account by the Servicer; and

(x) to clear and terminate the Custodial Account upon the termination of this Agreement.

In the event that the Custodial Account is interest bearing, on each Remittance Date, the Servicer shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Servicer is not obligated to remit on such Remittance Date. The Servicer may use such withdrawn funds only for the purposes described in this Section 4.05.

Section 4.06 Establishment of and Deposits to Escrow Account.

The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Wells Fargo Bank, N.A., in trust for the Owner and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors - T & I." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. On or before the Closing Date, the Servicer shall provide the Owner with written confirmation of the existence of such Escrow Account in the form attached hereto as Exhibit I. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 4.07.

The Servicer shall deposit in the Escrow Account or Accounts within two
(2) Business Days of Servicer's receipt, and retain therein:

(i) all Escrow Payments collected on account of the Mortgage
Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii) all amounts representing Insurance Proceeds or Condemnation
Proceeds which are to be applied to the restoration or repair of any Mortgaged Property;

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 4.07. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07 Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting
Escrow Payments for the related Mortgage;

(ii) to reimburse the Servicer for any Servicing Advances made by the Servicer pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage
Loan;

(iv) for transfer to the Custodial Account for application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage
Note;

(v) for application to the restoration or repair of the Mortgaged
Property in accordance with the procedures outlined in Section
4.14;

(vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii) to remove funds inadvertently placed in the Escrow Account by the Servicer; and

(viii) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08 Payment of Taxes, Insurance and Other Charges.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy or LPMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account (, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Servicer shall make advances from its own funds to effect such payments.

Section 4.09 Protection of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time, and shall notify the Owner of any such change.

Section 4.10 Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of: (i) 100% of the insurable value on a replacement cost basis of the improvements on the related Mortgaged Property and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such insurance shall be sufficient to prevent the application to the Mortgagor or the loss payee of any coinsurance clause under the policy. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie Mae or Freddie Mac, the Servicer shall notify the Owner and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 4.11 hereof.

If the related Mortgaged Property is located in an area identified by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier acceptable to Fannie Mae or Freddie Mac in an amount representing coverage equal to the lesser of: (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

If a Mortgage is secured by a unit in a condominium project, the Servicer shall use reasonable efforts to verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained.

In the event that any Owner or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the required amount of coverage for the Mortgaged Property and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor's behalf.

All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae and Freddie Mac and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

Pursuant to Section 4.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Section 4.11 Maintenance of Mortgage Impairment Insurance.

In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire, flood and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. The Servicer shall prepare and make any claims on the blanket policy as deemed necessary by the Servicer in accordance with Accepted Servicing Practices. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefore. Upon request of the Owner, the Servicer shall cause to be delivered to such Owner a certificate of insurance and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Owner.

Section 4.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other Persons acting in any capacity requiring such Persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the amounts acceptable to Fannie Mae or Freddie Mac. Upon the request of any Owner, the Servicer shall cause to be delivered to such Owner a certificate of insurance for such Fidelity Bond and Errors and Omissions Insurance Policy and a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Owner.

Section 4.13 Inspections.

If any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a record of each such inspection and, upon request, shall provide the Owner with such information.

Section 4.14 Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than $15,000, at a minimum the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

(iii) the Servicer shall verify that the Mortgage Loan is not in default; and

(iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow
Account.

If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

Section 4.15 Maintenance of PMI Policy or LPMI Policy; Claims.

With respect to each Mortgage Loan with an LTV in excess of 80% at the time of origination, the Servicer shall, without any cost to the Owner maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy or LPMI Policy insuring a portion of the unpaid principal balance of the Mortgage Loan as to payment defaults. If the Mortgage Loan is insured by a PMI Policy for which the Mortgagor pays all premiums, the coverage will remain in place until
(i) the LTV decreases to 78% or (ii) the PMI Policy is otherwise terminated pursuant to the Homeowners Protection Act of 1998, 12 USC ss.4901, et seq. In the event that such PMI Policy or LPMI Policy shall be terminated other than as required by law, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy or LPMI Policy. If the insurer shall cease to be a Qualified Insurer, the Servicer shall determine whether recoveries under the PMI Policy or LPMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Servicer shall in no event have any responsibility or liability for any failure to recover under the PMI Policy or LPMI Policy for such reason. If the Servicer determines that recoveries are so jeopardized, it shall notify the Owner and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy or LPMI Policy, of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Servicer shall promptly notify the insurer under the related PMI Policy or LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy or LPMI Policy and shall take all actions which may be required by the insurer as a condition to the continuation of coverage under the PMI Policy or LPMI Policy. If such PMI Policy or LPMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy or LPMI Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims to the insurer under any PMI Policy or LPMI Policy or any other primary mortgage guaranty insurance policies obtained and paid for by the Owner, in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy or any other primary mortgage guaranty insurance policies obtained and paid for by the Owner respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Servicer under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.16 Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Person designated by the Owner, or in the event such Person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

The Servicer shall manage, conserve, protect and operate each REO
Property for the Owner solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate agreement among the Servicer and Owner shall be entered into with respect to such purchase money mortgage.

The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall collect the related REO Disposition Fee, reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees. On the Remittance Date immediately following the receipt of such sale proceeds, the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Owner.

The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 and the fees of any managing agent of the Servicer, or the Servicer itself. The Servicer shall make monthly distributions on each Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 4.17 Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 5.02, the Servicer shall furnish to the Owner on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Owner shall reasonably request.

Section 4.18 Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property.

Section 4.19 Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged
Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

Section 4.20 Notification of Adjustments.

With respect to each adjustable rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Owner thereby.

Section 4.21 Confidentiality/Protection of Customer Information.

The Servicer shall keep confidential and shall not divulge to any party, without the Owner's prior written consent, the price paid by the Owner for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies. Each party agrees that it shall comply with all applicable laws and regulations regarding the privacy or security of Customer Information and shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Customer Information, including maintaining security measures designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, 66 Fed. Reg. 8616 (the "Interagency Guidelines"). For purposes of this Section, the term "Customer Information" shall have the meaning assigned to it in the Interagency Guidelines.

Section 4.22 Fair Credit Reporting Act.

The Servicer, in its capacity as servicer for each Mortgage Loan, agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Servicer, on a monthly basis.







Section 4.23 MERS Mortgage Loans.

With respect to each MERS Mortgage Loan, a MIN has been assigned to the Mortgage Loan, the MIN appears on the Mortgage or related Assignment of Mortgage to MERS, the Mortgage or the related Assignment of Mortgage to MERS has been duly and properly recorded on MERS.

Section 4.24 Use of Subservicers and Subcontractors.

The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section 4.24. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section 4.24.

(a) It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section 4.24 and with Sections 6.04, 6.06, 9.01(e)(iii), 9.01(e)(v), 9.01(e)(vi) and 9.01(f)
of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 9.01(e)(iv) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 6.04 and any assessment of compliance and attestation required to be delivered by such Subservicer under Section 6.06 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 6.06 as and when required to be delivered.

(b) It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Owner, any Master Servicer and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Owner, such Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying
(i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause
(ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner, any Master Servicer and any Depositor to comply with the provisions of Sections 6.06 and 9.01(f) of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner, any Master Servicer and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 6.06, in each case as and when required to be delivered.


ARTICLE V

PAYMENTS TO OWNER

Section 5.01 Remittances.

On each Remittance Date, the Servicer shall remit by wire transfer of immediately available funds to the Owner (a) all payments of principal and interest collected by the Servicer and deposited in the Custodial Account as of the close of business on the related Monthly Accounting Cut-off Date (reduced by the Servicing Fee and net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05).

With respect to any remittance received by the Owner after the second
Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer. All cash flows from prepayment penalties shall be passed through to the Owner and shall not be waived by the Servicer, except pursuant to Section 4.01.

Section 5.02 Statements to Owner.

Not later than the Remittance Date, the Servicer shall furnish to the Owner, a monthly remittance report in the form attached hereto as Exhibit D, with a trial balance report attached thereto, as to the last day of the preceding month via electronic mail to DBWholeLoanOps@List.DB.com. The data provided in Exhibit D will be provided in an Excel format.

Section 5.03 Reserved









Section 5.04 Repurchase.

The Servicer shall cooperate with the Owner in facilitating the repurchase of any Mortgage Loan by the Seller. Upon receipt by the Servicer of notice from the Owner of a breach by the Seller of a representation or warranty contained in any agreement between the Owner and the Seller, or a request by the Owner for the Seller to repurchase any Mortgage Loan, the Servicer shall, at the direction of the Owner, use its best efforts to cure and correct any such breach related to such deficiencies of the related Mortgage Loans.

At the time of repurchase, the Owner or the Custodian, as applicable, and the Servicer shall arrange for the reassignment of the repurchased Mortgage Loan to the Seller according to the Owner's instructions and the delivery of any documents held by the Servicer with respect to the repurchased Mortgage Loan. The Servicer will facilitate the remittance of repurchase funds between the Seller and the Owner, but shall not be required to advance any funds for such repurchase and shall be reimbursed for any expenses incurred due to such repurchase.


ARTICLE VI

GENERAL SERVICING PROCEDURES

Section 6.01 Transfers of Mortgaged Property.

The Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the Person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy or LPMI Policy, if any.

If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Servicer for entering into an assumption agreement the fee will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed without Owner's consent.

To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the credit worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loan. If the credit worthiness of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 6.02 Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Owner in the Monthly Remittance Advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents. If Mortgage Loan is a MERS Mortgage Loan, the Servicer is authorized to cause the removal from registration on the MERS System of such Mortgage Loan and to execute and deliver, on behalf of the Owner, any and all instruments of satisfaction or cancellation or of partial or full release.

If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall indemnify the Owner for all related losses. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in
Section 4.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 6.03 Servicing Compensation.

As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is received. The obligation of the Owner to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payments.

Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 6.04 Annual Statements as to Compliance.

(i) The Servicer shall deliver to the Owner, on or before February
28th, each year beginning February 28, 2006, an Officer's Certificate, stating that (x) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement or similar agreements has been made under such officer's supervision, and (y) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

(ii) On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, any Master Servicer and any Depositor a statement of compliance addressed to the Owner, any Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (a) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (b) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 6.05 Annual Independent Public Accountants' Servicing Report.

Except with respect to Securitization Transactions occurring on or after January 1, 2006, on or before February 28th, of each year beginning February 28, 2006, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Owner to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the provisions of this or similar agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. By providing Owner a copy of a Uniform Single Attestation Program Report from their independent public accountant's on an annual basis, Servicer shall be considered to have fulfilled its obligations under this Section 6.05.

Section 6.06 Report on Assessment of Compliance and Attestation.

With respect to any Mortgage Loans that are the subject of a Securitization Transaction occurring on or after January 1, 2006, on or before March 1 of each calendar year, commencing in 2007, the Company shall:

(i) deliver to the Owner, any Master Servicer or any Depositor a report (in form and substance reasonably satisfactory to the Owner, such Master Servicer and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer and shall address each of the "Applicable Servicing Criteria specified substantially on Exhibit H hereto delivered to the Owner at the time of any Securitization Transaction;

(ii) deliver to the Owner, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner, such Master Servicer and such Depositor that attests to, and reports on, the assessment of the compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)
(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii) cause each Subservicer and each Subcontractor, determined by the Servicer pursuant to Section 4.24(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Owner, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this Section 6.06; and

(iv) deliver to the Owner, any Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit I.

Each assessment of compliance provided by a Subservicer pursuant to
Section 6.06(i) shall address each of the Servicing Criteria specified substantially in the form of Exhibit H hereto delivered to the Owner concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 6.06(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 4.24.







Section 6.07 Remedies.

(i) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under
Article IX, Section 4.24, Section 6.04, Section 6.05 or Section 6.06, or any breach by the Servicer of a representation or warranty set forth in Section 9.01(e)(vi)(A), or in a writing furnished pursuant to
Section 9.01(e)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to
Section 9.01(e)(vi)(B) to the extent made as of a date subsequent to such closing date, shall, except as provided in sub-clause (ii) of this Section, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(ii) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 6.04, Section 6.05 or Section 6.06, including any failure by the Servicer to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten (10) calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, any Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(iii) The Servicer shall promptly reimburse the Owner (or any designee of the Owner, including the Master Servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 6.08 Right to Examine Servicer Records.

The Owner, or its designee, shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Owner shall pay its own expenses associated with such examination.

Section 6.09 Compliance with REMIC Provisions.

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a) (2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.


ARTICLE VII

SERVICER TO COOPERATE

Section 7.01 Provision of Information.

During the term of this Agreement, the Servicer shall furnish to the Owner such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the Owner or any regulatory agency will be provided at the Owner's expense. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Owner may give.

The Servicer shall execute and deliver all such instruments and take all such action as the Owner may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.







Section 7.02 Financial Statements; Servicing Facility.

In connection with marketing the Mortgage Loans, the Owner may make available to a prospective Owner a Consolidated Statement of Operations of the Servicer for the most recently completed two fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Servicer (and are available upon request to members or stockholders of the Servicer or to the public at large).

The Servicer also shall make available to Owner or prospective purchasers a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer, and to permit any prospective purchaser to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement.


ARTICLE VIII

THE SERVICER

Section 8.01 Indemnification; Third Party Claims.

The Servicer shall indemnify the Owner and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Servicer immediately shall notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim. The Servicer shall follow any written instructions received from the Owner in connection with such claim. The Owner promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section 3.03, or the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

Section 8.02 Merger or Consolidation of the Servicer.

The Servicer shall keep in full effect its existence, rights and franchises and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution which is a Fannie Mae/Freddie Mac-approved seller/servicer in good standing. Furthermore, in the event the Servicer transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Servicer, such affiliate shall satisfy the condition above, and shall also be fully liable to the Owner for all of the Servicer's obligations and liabilities hereunder.

Section 8.03 Limitation on Liability of Servicer and Others.

Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such Person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement or any other liability which would otherwise be imposed under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Owner of the reasonable legal expenses and costs of such action.

Section 8.04 Limitation on Resignation and Assignment by Servicer.

The Owner has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign this Agreement or the servicing rights hereunder or delegate its rights or duties hereunder (other than pursuant to Section 4.01) or any portion hereof or sell or otherwise dispose of all of its property or assets without the prior written consent of the Owner, which consent shall not be unreasonably withheld.

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in
Section 12.01.

Without in any way limiting the generality of this Section 8.04, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder (other than pursuant to Section 4.01) or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.



ARTICLE IX

SECURITIZATION TRANSACTIONS

Section 9.01 Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Securitization Transaction

The Owner and the Servicer agree that with respect to some or all of the Mortgage Loans, the Owner, at its sole option, may effect Whole Loan Transfers, Agency Sales or Securitization Transactions, retaining the Servicer as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer." On the Reconstitution Date, the Mortgage Loans transferred may cease to be covered by this Agreement; provided, however, that, in the event that any Mortgage Loan transferred pursuant to this Section 9 is rejected by the transferee, the Servicer shall continue to service such rejected Mortgage Loan on behalf of the Owner in accordance with the terms and provisions of this Agreement.

The Servicer shall cooperate with the Owner in connection with each Whole Loan Transfer, Agency Sale or Securitization Transaction in accordance with this Section 9. In connection therewith the Servicer shall:

(a) make all representations and warranties with respect to the servicing of the Mortgage Loans and with respect to the Servicer itself as of the closing date of each Whole Loan
Transfer, Agency Sale or Securitization Transaction;

(b) negotiate in good faith and execute any servicing agreements or pooling and servicing agreements required to effectuate the foregoing provided such agreements create no greater obligation or cost on the part of the Servicer than otherwise set forth in this Agreement;

(c) with respect to any Mortgage Loans that are subject to a Securitization Transaction occurring on or before December 31, 2005, in which the filing of a Sarbanes-Oxley certification directly with the Commission is required, by February 28, 2006, or in connection with any additional Sarbanes-Oxley certification required to be filed, upon thirty (30) days written request, an officer of the Servicer shall execute and deliver a Servicer Certification substantially in the form attached hereto as Exhibit C, to the entity filing the Sarbanes-Oxley certification directly with the Commission (such as the Owner, any master servicer, any trustee or any Depositor) for the benefit of such entity and such entity's affiliates and the officers, directors and agents of such entity and such entity's affiliates, and shall indemnify such entity or persons arising out of any breach of the Servicer's obligations or representations relating thereto as provided in such Servicer Certification;

(d) provide as applicable:

(i) any and all information and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditorsand counsel or otherwise, as the Owner shall request;

(ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as are reasonably believed necessary by the trustee, any rating agency, guarantor or the Owner, as the case may be, in connection with such Whole Loan Transfers, Agency Sales or Securitization Transactions. The Owner shall pay all third party costs associated with the preparation of such information. The Servicer shall execute any servicing agreements required within a reasonable period of time after receipt of such agreements which time shall be sufficient for the Servicer and Servicer's counsel to review such agreements. Under this Agreement, the Servicer shall retain a Servicing Fee for each Mortgage Loan at the Servicing Fee Rate.

(e) in connection with any Securitization Transaction occurring on or after January 1, 2006, the Servicer shall (1) within five (5) Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (i),
(iii) and (vii) of this subsection (e), and (2) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph
(iv) of this subsection (e).

(i) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB, including a description of any affiliation or relationship between the Servicer, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing in advance of a Securitization Transaction:

(1) the sponsor;
(2) the depositor;
(3) the issuing entity;
(4) any servicer;
(5) any trustee;
(6) any originator;
(7) any significant obligor;
(8) any enhancement or support provider; and
(9) any other material transaction party.

(ii) [Reserved]
(iii) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

(A) the Servicer's form of organization;

(B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2) the extent of outsourcing the Servicer utilizes;

(3) whether there has been previous disclosure of material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5) such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

(D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

(E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

(H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

(I) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

(J) a description of any affiliation or relationship between t he Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing in advance of a Securitization Transaction:

(1) the sponsor;
(2) the depositor;
(3) the issuing entity;
(4) any servicer;
(5) any trustee;
(6) any originator;
(7) any significant obligor;
(8) any enhancement or support provider; and
(9) any other material transaction party.


(iv) For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (1) provide prompt notice to the Owner, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer and any of the parties specified in Section 9.01(e)(i) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and (2) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

(v) As a condition to the succession to the Servicer or any Subservicer as servicer or Subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with is reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(vi) (A) The Servicer shall be deemed to represent to the Owner, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Owner, any Master Servicer or any Depositor under this
Section 9.01(e) that, except as disclosed in writing to the Owner, any Master Servicer or such Depositor prior to such date: (1) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (2) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (3) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (4) no material changes to the Servicer's policies or procedures with respect to:the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (5) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (6) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer ; and (7) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(B) If so requested by the Owner, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Owner, any Master Servicer or any Depositor under this Section 9.01(e), the Servicer shall, within five (5) Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in sub clause (A) above or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

(vii) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Owner or any Depositor, the Servicer shall provide such information reasonably available to the Servicer regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

(f) The Servicer shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person, including any Master Servicer, if applicable, responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial Owner, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, affiliates and agents of each of the foregoing and of the Depositor (each an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under Sections 4.24, 6.04(ii), 6.06, 9.01(d) and (e) by or on behalf of the Servicer, or provided under Sections 4.24, 6.04(ii), 6.06, 9.01(d) and (e) by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

(ii) any breach by the Servicer of its obligations under this Section 9.01(f), including particularly any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.24, 6.04(ii), 6.06, 9.01(d) and (e), including any failure by the Servicer to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

(iii) any breach by the Servicer of a representation or warranty set forth in
Section 9.01(e)(vi)(A) or in a writing furnished pursuant to Section 9.01(e)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 9.01(e)(vi)(B) to the extent made as of a date subsequent to such closing date; or

(iv) the negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Section 9.01(f).

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

In the case of any failure of performance described in sub-clause (ii) of this
Section 9.01(f), the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.
This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(g) The Owner and each Person who controls the Owner (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) shall indemnify the Servicer, each affiliate of the Servicer, each Person who controls any of such parties or the Servicer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Servicer, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any computational materials, and any amendments or supplements to the foregoing (collectively, the "Securitization Materials") or

(ii) the omission or alleged omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Servicer Information.

(h) to negotiate and execute one or more servicing agreements between the Servicer and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Owner in its sole discretion after consultation with the Servicer and/or one or more custodial agreements among the Owner, the Servicer and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Owner in its sole discretion after consultation with the Servicer, in either case for the purpose of pooling the Mortgage Loans with other mortgage loans for resale or securitization;

(i) in connection with any securitization of any Mortgage Loans, to execute a pooling and servicing agreement, which pooling and servicing agreement may, at the Owner's direction, contain contractual provisions including, servicer advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed non recoverable) and prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto);

(j) the Servicer shall, at the Owner's expense, make available to the Owner, its affiliates, successors or assigns an agreed-upon procedures letter concerning the aforementioned disclosures, which letter shall be issued by an accounting firm selected by the Servicer and acceptable to the Owner, its affiliates, successors or assigns, for inclusion in the offering materials for the securities created in the Securitization Transaction; and

(k) in the event the Owner appoints a credit risk manager in connection with a Securitization Transaction, to execute a credit risk management agreement and provide reports and information reasonably required by the credit risk manager.

The Owner and the Servicer acknowledge and agree that the purpose of
Section 9.01(e) is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner to deliver to the Owner (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, any Master Servicer or any Depositor to permit the Owner, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer, and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.


ARTICLE X

DEFAULT

Section 10.01 Events of Default.

Each of the following shall constitute an Event of Default on the part of the Servicer:

(i) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

(ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or by the Custodian; or

(iii) failure by the Servicer to maintain its license to do business in any jurisdiction where the Mortgaged Property is located if such license is required; or

(iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business
Days; or

(vii) the Servicer ceases to meet the qualifications of a Fannie
Mae/Freddie Mac servicer; or

(viii) the Servicer attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 8.04; or

(ix) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 4.24, 6.04, 6.05,
6.06 and 9.01(c) which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.

In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Owner, the Servicer shall prepare, at its sole cost, execute and deliver to the successor entity designated by the Owner any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 10.02 Waiver of Defaults.

By a written notice, the Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


ARTICLE XI

TERMINATION

Section 11.01 Termination.

This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Servicer and the Owner in writing.







Section 11.02 Termination Without Cause.

The Owner may terminate, at its sole option, any rights the Servicer may have hereunder, without cause as provided in this Section 11.02. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail as provided in Section 12.05.

The Servicer shall be entitled to receive, as such liquidated damages, upon the transfer of the servicing rights, an amount equal to 1.75% of the aggregate outstanding principal amount of the Mortgage Loans as of the termination date, paid by the Owner to the Servicer with respect to all of the Mortgage Loans so terminated.


ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01 Successor to Servicer.

Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or pursuant to
Section 11.02 the Owner shall, (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01 and the remedies available to the Owner under Sections 3.02 and 8.01, it being understood and agreed that the provisions of such Sections 3.01, 3.02and 8.01 shall be applicable to the Servicer notwithstanding any such sale, assignment, resignation or termination of the Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Section 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Owner may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Owner of such appointment in accordance with the procedures set forth in Section 12.05.

Section 12.02 Amendment.

This Agreement may be amended from time to time by written agreement signed by the Servicer and the Owner.

Section 12.03 Governing Law.

This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12.04 Duration of Agreement.

This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Owner.

Section 12.05 Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered via e-mail followed by written notice delivered via overnight courier, or regular mail, postage prepaid, addressed as follows:

(i) if to the Servicer with respect to servicing and investor reporting issues:

Wells Fargo Home Mortgage
1 Home Campus
Des Moines, IA 50328-0001
Attention: John B. Brown, MAC X2401-042


In each instance with a copy to:

Wells Fargo Home Mortgage
1 Home Campus
Des Moines, Iowa 50328-0001
Attention: General Counsel MAC X2401-06T

or such other address as may hereafter be furnished to the Owner in writing by the Servicer;

(ii) if to Owner:

DB Structured Products, Inc.
60 Wall Street
New York, NY 10005
Attention: Michael Commaroto

or such other address as may hereafter be furnished to the Servicer in writing by the Owner.


Section 12.06 Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.07 Relationship of Parties.

Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Owner.

Section 12.08 Execution; Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns. The parties agree that this Agreement and signature pages thereof may be transmitted between them by facsimile and that faxed signatures may constitute original signatures and that a faxed signature page containing the signature (faxed or original) is binding on the parties.

Section 12.09 Recordation of Assignments of Mortgage.

To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Servicer's expense in the event recordation is either necessary under applicable law or requested by the Owner at its sole option.

Section 12.10 Assignment by Owner.

The Owner shall have the right, without the consent of the Servicer to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an Assignment and Assumption Agreement and the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to such Mortgage Loans. All references to the Owner in this Agreement shall be deemed to include its assignee or designee.

Section 12.11 Solicitation of Mortgagor.

Neither party shall, after the Closing Date, take any action to solicit the refinancing of any Mortgage Loan. It is understood and agreed that neither
(i) promotions undertaken by either party or any affiliate of either party which are directed to the general public at large, including, without limitation, mass mailings based upon commercially acquired mailing lists, newspaper, radio, television advertisements nor (ii) serving the refinancing needs of a Mortgagor who, without solicitation, contacts either party in connection with the refinance of such Mortgage or Mortgage Loan, shall constitute solicitation under this Section. Notwithstanding the foregoing, offers to refinance a Mortgage Loan made within thirty (30) days following the Servicer's receipt of a request for demand for payoff or a Mortgagor initiated written or verbal communication indicating a desire to prepay or refinance the related Mortgage Loan shall not constitute solicitation under this Section 12.11.

Section 12.12 Further Agreements.

The Owner and the Servicer each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 12.13 Conflicts.

If any conflicting terms shall exist between this Agreement, the Purchase Agreement, any Commitment Letter, the terms and conditions of the Commitment Letter shall govern over all other documents; the Purchase Agreement shall govern over this Agreement.







Section 12.14 Third Party Beneficiaries.

For purposes of Sections 4.24, 6.04, 6.05, 6.06 and 9.01 and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.


[Intentionally Blank - Next Page Signature Page]







IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


DB STRUCTURED PRODUCTS, INC.       WELLS FARGO BANK, N.A.
Owner                              Servicer

By:                                 By:


Name:                               Name:


Title:                              Title:


DB STRUCTURED PRODUCTS, INC.
Owner

By:


Name:


Title:








EXHIBIT A



FORM ACKNOWLEDGMENT AGREEMENT


THIS ACKNOWLEDGMENT AGREEMENT, dated as of _____________, (the
"Acknowledgement Agreement"), between @, ("Owner"), and @, ("Servicer"), (together, the "Parties").


W I T N E S S E T H:

WHEREAS, Owner has purchased certain mortgage loans [on a servicing released basis] [on a servicing retained basis] identified on Schedule I attached hereto, (the "Mortgage Loans").

WHEREAS, the Owner desires to retain Servicer to service and provide management and disposition services for the Mortgage Loans on behalf of the Owner pursuant to the terms of that certain Servicing Agreement by and between the Owner and the Servicer dated as @ (the " Servicing Agreement");

NOW THEREFORE, for and in consideration of the mutual premises set forth herein and other good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Unless otherwise amended by this Acknowledgment Agreement, all provisions of the Servicing Agreement shall apply to the servicing of the Mortgage Loans.

2. The Servicing Fee Rate with respect to the Mortgage Loans shall be
@%

3. Capitalized terms not otherwise defined herein shall have the meanings assigned under the Flow Subservicing Agreement.

4. This Agreement is entered into in the State of New York. Its construction and rights, remedies, and obligations arising by, under, through, or on account of it will be governed by the laws of the State of New York excluding its conflict of laws rules and will be deemed performable in the State of New York.

5. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[SIGNATURES APPEAR ON NEXT PAGE]






IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment Agreement to be duly executed on their behalf by the undersigned, duly authorized, as of the day and year first above written.


DB Structured Products Inc
Owner

By:_______________________________
Name:
Title:

DB Structured Products Inc
Owner

By:_______________________________
Name:
Title:


WELLS FARGO BANK, N.A.
Servicer

By:_______________________________
Name:
Title:









Schedule I










EXHIBIT B

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


____________, 20__


ASSIGNMENT AND ASSUMPTION, dated ___________________, 20__ among
_________________, a _________________ corporation having an office at
_________________ ("Assignor") and _________________, having an office at
_________________ ("Assignee") and Wells Fargo Bank, N.A. (the "Servicer"), having an office at 1 Home Campus, Des Moines, IA 50328-0001:

For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledge, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Owner, in, to and under that certain Servicing Agreement, (the " Agreement"), dated as of _________________, by and between _________________ (the "Owner"), and _________________ (the
"Servicer"), and the Mortgage Loans delivered thereunder by the Servicer to the Assignor, and that certain Custodial Agreement, (the "Custodial Agreement"), dated as of _________________, by and among the Servicer, the Owner and _________________ (the "Custodian").

2. The Assignor warrants and represents to, and covenants with, the Assignee that:

a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Servicer with respect to the Servicing Agreement or the Mortgage Loans;

c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Servicing Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Servicing Agreement or the Mortgage Loans; and

d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

3. That Assignee warrants and represent to, and covenants with, the Assignor and the Servicer pursuant to Section 12.10 of the Servicing Agreement that:

a. The Assignee agrees to be bound, as Owner, by all of the terms, covenants and conditions of the Servicing Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Servicer and the Assignor all of the Assignor's obligations as purchaser thereunder;

b. The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

c. The purchase price being paid by the Assignee for the Mortgage Loans are in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of US Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

e. The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

f. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Servicer;

g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the 33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

h. Either (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975
(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or
(2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

i. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Servicing Agreements is:



Attention: _________________

The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Servicing Agreement is:


Attention: _________________

4. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Servicer shall recognize the Assignee as the owner of the Mortgage Loans and the Servicer shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Servicer and the Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their respective successors and assigns.

[Signatures Follow]








IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.




Assignor                                   Assignee

By:                                        By:

Name:                                      Name:

Its:                                       Its:

Tax Payer Identification No.:              Tax Payer Identification No.:



WELLS FARGO BANK, N.A.
Servicer

By:

Name:

Its:








Exhibit C

Form of Servicer Certification


I, ______________________, Vice President of Wells Fargo Bank, N.A. (the "Servicer"), certify to __________________, and its officers, directors, agents and affiliates (the "Sarbanes Certifying Party"), and with the knowledge and intent that they will rely upon this certification, that:

(i) Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Sarbanes Certifying Party which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the Securities and Exchange Commission with respect to the Securitization, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii) The servicing information required to be provided to the Sarbanes Certifying Party by the Servicer under the relevant servicing agreement has been provided to the Sarbanes
Certifying Party ;

(iii) I am responsible for reviewing the activities performed by the Servicer under the relevant servicing agreement and based upon the review required by the relevant servicing agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Sarbanes Certifying Party, the Servicer has, as of the date of this certification fulfilled its obligations under the relevant servicing agreement; and

(iv) I have disclosed to the Sarbanes Certifying Party all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the relevant servicing agreement.

(v) The Servicer shall indemnify and hold harmless the Sarbanes Certifying Party and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Certification or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Sarbanes Certifying Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Sarbanes Certifying Party as a result of the losses, claims, damages or liabilities of the Sarbanes Certifying Party in such proportion as is appropriate to reflect the relative fault of the Sarbanes Certifying Party on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Certification or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:

By:
Name:
Title:


Exhibit D

Form of Remittance Report

[TO BE ATTACHED IN A FORM MUTUALLY AGREED TO BY THE OWNER AND SERVICER]



EXHIBIT E


FORMS OF CUSTODIAL ACCOUNT CERTIFICATION


CUSTODIAL ACCOUNT CERTIFICATION


__________, 20___




Wells Fargo Bank, N.A. hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Servicing Agreement, dated as of __________, 20___,.

Title of Account: Wells Fargo Bank, N.A. in trust for the Owner and/or subsequent purchasers of Mortgage Loans - P & I

Address of office or branch
of the Servicer at which
Account is maintained:








WELLS FARGO BANK, N.A.
Servicer


By:

Name:

Title:









EXHIBIT F


FORMS OF ESCROW ACCOUNT CERTIFICATION


ESCROW ACCOUNT CERTIFICATION



__________, 20___



Wells Fargo Bank, N.A. hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the Servicing Agreement, dated as of ___________, 20___,.


Title of Account: Wells Fargo Bank, N.A. in trust for the Owner and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T & I

Address of office or branch
of the Servicer at which
Account is maintained:








WELLS FARGO BANK, N.A.
Servicer


By:

Name:

Title:








FORM OF POWER OF ATTORNEY


When Recorded Mail To:

[THIS EXHIBIT IS NOT REFERENCED IN THE DOCUMENT AT ALL - PLEASE INSERT
REFERENCE]







________________________________________ Space above this line for Recorders Use



LIMITED POWER OF ATTORNEY

Name of Servicer (hereinafter called "Owner") hereby appoints Wells Fargo Bank, N.A. (hereinafter called "Servicer"), as its true and lawful attorney-in-fact to act in the name, place and stead of Owner for the purposes set forth below. This limited power of attorney is given pursuant to a certain Servicing Agreement and solely with respect to the assets serviced pursuant to such agreement by and between Owner and Servicer dated Date of Agreement, to which reference is made for the definition of all capitalized terms herein.

The said attorneys-in-fact, and said person designated by the Servicer, as the attorney-in-fact, is hereby authorized, and empowered, as follows:

1. To execute, acknowledge, seal and deliver deed of trust/mortgage note endorsements, lost note affidavits, assignments of deed of trust/mortgage and other recorded documents, satisfactions/releases/reconveyances of deed of trust/mortgage, subordinations and modifications, tax authority notifications and declarations, deeds, bills of sale, and other instruments of sale, conveyance and transfer, appropriately completed, with all ordinary or necessary endorsements, acknowledgements, affidavits, and supporting documents as may be necessary or appropriate to effect its execution, delivery, conveyance, recordation or filing. [PLEASE CONFIRM THAT WELLS NEEDS THE ABILITY TO EXECUTE ALL OF THE REFERENCED DOCS IN CONNECTION WITH ITS SERVICING OBLIGATIONS]
2. To execute and deliver insurance filings and claims, affidavits of debt, substitutions of trustee, substitutions of counsel, non-military affidavits, notices of rescission, foreclosure deeds, transfer tax affidavits, affidavits of merit, verifications of complaints, notices to quit, bankruptcy declarations for the purpose of filing motions to lift stays, and other documents or notice filings on behalf of Seller in connection with insurance, foreclosure, bankruptcy and eviction actions. [PLEASE CONFIRM THAT WELLS NEEDS THE ABILITY TO EXECUTE ALL OF THE REFERENCED DOCS IN CONNECTION WITH ITS SERVICING OBLIGATIONS]
3. To endorse any checks or other instruments received by Servicer with respect to assets serviced pursuant to the Servicing Agreement and made payable to Owner.
4.

Dated: Name of Servicer


Witness:                           Name: ____________________________
__________________________________ Title: _____________________________

Name & Title: ___________________________

Witness:
-----------------------------

Name & Title: ___________________________


State of
County of

Before me, ______________________, a Notary Public in and for the jurisdiction aforesaid, on this _____ day of ____________________, _______, personally appeared ___________________________, who is personally known to me (or sufficiently proven) to be a __________________________________ of
_______________________________ and the person who executed the foregoing instrument by virtue of the authority vested in him/her and he/she did acknowledge the signing of the foregoing instrument to be his/her free and voluntary act and deed as a _________________________________ for the uses, purposes and consideration therein set forth.

Witness my hand and official seal this _____ day of __________________, _______.

--------------------------------------------
My Commission Expires: ________________________











EXHIBIT H

Servicing Criteria To Be Addressed in Assessment of Compliance

The assessment of compliance to be delivered by [the Company][Name of Subservicer] shall address, as a minimum, the criteria identified below as "Applicable Servicing Criteria"



Reg AB Reference   Servicing Criteria                                               Applicable         Inapplicable
                                                                                    Servicing           Servicing
                                                                                    Criteria            Criteria
                   General Servicing Considerations

1122(d)(1)(i)      Policies and procedures are instituted to monitor any
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any  requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of the transaction agreements.

                   Cash Collection and Administration

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                   transaction agreements.

1122(d)(2)(v)      Each custodial account is  maintained at a federally insured depository institution as set forth in the transaction
                   agreements. For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent
                   unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on  a monthly basis for all
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts.
                   These reconciliations are (A) mathematically accurate; (B)
                   prepared within 30 calendar days after the bank statement
                   cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
                   (D) contain explanations for reconciling items. These
                   reconciling items are resolved within 90 calendar days of
                   their original identification, or such  other number of days specified in the transaction agreements.

                   Investor Remittances and Reporting

1122(d)(3)(i)      Reports to investors, including those to be filed with the
                   Commission, are maintained in accordance with the
                   transaction agreements and applicable Commission
                   requirements. Specifically, such reports (A) are prepared
                   in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                   calculated in accordance with the terms specified in the
                   transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                   investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.


Reg AB Reference   Servicing Criteria                                               Applicable         Inapplicable
                   Pool Asset Administration                                        Criteria            Criteria
                                                                                    Servicing           Servicing
1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as
                   required by the transaction agrements or related mortgage
                   loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as
                   required by the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                   allocated to principal, interest or other items (e.g.,
                   escrow) in accordance with the related mortgage loan
                   documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,  forbearance
                   plans, modifications and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes
                   or other requirements established by the transaction
                   agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                   example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g.,
                   illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as
                   escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                   mortgage loan documents and state laws; and (C) such funds are  returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
                   number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or
                   insurance payments) are made on or before the related
                   penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such
                   support has been received by the servicer at least 30
                   calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are
                   recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                   maintained as set forth in the transaction agreements.




EXHIBIT I

SARBANES CERTIFICATION

Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _______________________ of [Name of
Servicer] (the "Servicer"), certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Servicer Servicing Information");

(2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

(3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities
Administrator] [Trustee];

(4) I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement; and

(5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by each Subservicer ad Subcontractor pursuant to the Agreement have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


Date:

By:

Name:

Title:






                                                             ATTACHMENT 3

                                                               EXHIBIT D

                                                STANDARD FILE LAYOUT- MASTER SERVICING

Standard File Layout - Master Servicing

Column Name                Description                                            Decimal    Format Comment
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SER_INVESTOR_NBR           A value  assigned  by the  Servicer to define a group             Text up to 10 digits
                           of loans.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
LOAN_NBR                   A  unique  identifier  assigned  to each  loan by the             Text up to 10 digits
                           investor.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SERVICER_LOAN_NBR          A unique  number  assigned to a loan by the Servicer.             Text up to 10 digits
                           This may be different than the LOAN_NBR.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
BORROWER_NAME              The  borrower  name as  received  in the file.  It is             Maximum length of 30 (Last, First)
                           not separated by first and last name.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SCHED_PAY_AMT              Scheduled  monthly  principal and scheduled  interest      2      No commas(,) or dollar signs ($)
                           payment  that a  borrower  is  expected  to pay,  P&I
                           constant.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
NOTE_INT_RATE              The loan interest rate as reported by the Servicer.        4      Max length of 6
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
NET_INT_RATE               The loan gross  interest  rate less the  service  fee      4      Max length of 6
                           rate as reported by the Servicer.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SERV_FEE_RATE              The  servicer's  fee rate for a loan as  reported  by      4      Max length of 6
                           the Servicer.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SERV_FEE_AMT               The  servicer's  fee amount for a loan as reported by      2      No commas(,) or dollar signs ($)
                           the Servicer.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
NEW_PAY_AMT                The  new  loan  payment  amount  as  reported  by the      2      No commas(,) or dollar signs ($)
                           Servicer.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
NEW_LOAN_RATE              The new loan rate as reported by the Servicer.             4      Max length of 6
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
ARM_INDEX_RATE             The  index  the  Servicer  is  using to  calculate  a      4      Max length of 6
                           forecasted rate.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
ACTL_BEG_PRIN_BAL          The  borrower's   actual  principal  balance  at  the      2      No commas(,) or dollar signs ($)
                           beginning of the processing cycle.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
ACTL_END_PRIN_BAL          The borrower's  actual  principal  balance at the end      2      No commas(,) or dollar signs ($)
                           of the processing cycle.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
BORR_NEXT_PAY_DUE_DATE     The  date at the end of  processing  cycle  that  the             MM/DD/YYYY
                           borrower's  next payment is due to the  Servicer,  as
                           reported by Servicer.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SERV_CURT_AMT_1            The first curtailment amount to be applied.                2      No commas(,) or dollar signs ($)
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SERV_CURT_DATE_1           The  curtailment   date  associated  with  the  first             MM/DD/YYYY
                           curtailment amount.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
CURT_ADJ_ AMT_1            The  curtailment  interest  on the first  curtailment      2      No commas(,) or dollar signs ($)
                           amount, if applicable.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SERV_CURT_AMT_2            The second curtailment amount to be applied.               2      No commas(,) or dollar signs ($)
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SERV_CURT_DATE_2           The  curtailment  date  associated  with  the  second             MM/DD/YYYY
                           curtailment amount.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
CURT_ADJ_ AMT_2            The  curtailment  interest on the second  curtailment      2      No commas(,) or dollar signs ($)
                           amount, if applicable.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SERV_CURT_AMT_3            The third curtailment amount to be applied.                2      No commas(,) or dollar signs ($)
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SERV_CURT_DATE_3           The  curtailment   date  associated  with  the  third             MM/DD/YYYY
                           curtailment amount.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
CURT_ADJ_AMT_3             The  curtailment  interest  on the third  curtailment      2      No commas(,) or dollar signs ($)
                           amount, if applicable.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
PIF_AMT                    The loan  "paid in full"  amount as  reported  by the      2      No commas(,) or dollar signs ($)
                           Servicer.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
PIF_DATE                   The paid in full date as reported by the Servicer.                MM/DD/YYYY
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
ACTION_CODE                The  standard  FNMA numeric code used to indicate the             Action Code Key: 15=Bankruptcy,
                           default/delinquent status of a particular loan.                   30=Foreclosure, 60=PIF,
                                                                                             63=Substitution, 65=Repurchase, 70=REO
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
INT_ADJ_AMT                The amount of the interest  adjustment as reported by      2      No commas(,) or dollar signs ($)
                           the Servicer.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SOLDIER_SAILOR_ADJ_AMT     The  Soldier  and  Sailor   Adjustment   amount,   if      2      No commas(,) or dollar signs ($)
                           applicable.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if applicable.            2      No commas(,) or dollar signs ($)
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
LOAN_LOSS_AMT              The amount  the  Servicer  is  passing as a loss,  if      2      No commas(,) or dollar signs ($)
                           applicable.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SCHED_BEG_PRIN_BAL         The  scheduled  outstanding  principal  amount due at      2      No commas(,) or dollar signs ($)
                           the beginning of the cycle date to be passed  through
                           to investors.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SCHED_END_PRIN_BAL         The scheduled  principal  balance due to investors at      2      No commas(,) or dollar signs ($)
                           the end of a processing cycle.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SCHED_PRIN_AMT             The  scheduled  principal  amount as  reported by the      2      No commas(,) or dollar signs ($)
                           Servicer  for the  current  cycle -- only  applicable
                           for Scheduled/Scheduled Loans.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
SCHED_NET_INT              The scheduled  gross interest amount less the service      2      No commas(,) or dollar signs ($)
                           fee amount for the  current  cycle as reported by the
                           Servicer -- only  applicable for  Scheduled/Scheduled
                           Loans.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
ACTL_PRIN_AMT              The  actual   principal   amount   collected  by  the      2      No commas(,) or dollar signs ($)
                           Servicer  for the  current  reporting  cycle  -- only
                           applicable for Actual/Actual Loans.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
ACTL_NET_INT               The actual  gross  interest  amount  less the service      2      No commas(,) or dollar signs ($)
                           fee  amount  for  the  current   reporting  cycle  as
                           reported  by the  Servicer  --  only  applicable  for
                           Actual/Actual Loans.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
PREPAY_PENALTY_ AMT        The penalty amount  received when a borrower  prepays      2      No commas(,) or dollar signs ($)
                           on his loan as reported by the Servicer.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
PREPAY_PENALTY_ WAIVED     The prepayment  penalty amount for the loan waived by      2      No commas(,) or dollar signs ($)
                           the servicer.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------

-------------------------- ------------------------------------------------------ ---------- --------------------------------------
MOD_DATE                   The Effective  Payment Date of the  Modification  for             MM/DD/YYYY
                           the loan.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
MOD_TYPE                   The Modification Type.                                            Varchar  -  value  can  be  alpha
                                                                                             or numeric
-------------------------- ------------------------------------------------------ ---------- --------------------------------------
DELINQ_P&I_ADVANCE_AMT     The  current   outstanding   principal  and  interest      2      No commas(,) or dollar signs ($)
                           advances made by Servicer.
-------------------------- ------------------------------------------------------ ---------- --------------------------------------



Column Name                Max Size
-------------------------- ----------
SER_INVESTOR_NBR                  20

-------------------------- ----------
LOAN_NBR                          10

-------------------------- ----------
SERVICER_LOAN_NBR                 10

-------------------------- ----------
BORROWER_NAME                     30

-------------------------- ----------
SCHED_PAY_AMT                     11


-------------------------- ----------
NOTE_INT_RATE                      6

-------------------------- ----------
NET_INT_RATE                       6

-------------------------- ----------
SERV_FEE_RATE                      6

-------------------------- ----------
SERV_FEE_AMT                      11

-------------------------- ----------
NEW_PAY_AMT                       11

-------------------------- ----------
NEW_LOAN_RATE                      6
-------------------------- ----------
ARM_INDEX_RATE                     6

-------------------------- ----------
ACTL_BEG_PRIN_BAL                 11

-------------------------- ----------
ACTL_END_PRIN_BAL                 11

-------------------------- ----------
BORR_NEXT_PAY_DUE_DATE            10

-------------------------- ----------
SERV_CURT_AMT_1                   11

-------------------------- ----------
SERV_CURT_DATE_1                  10

-------------------------- ----------
CURT_ADJ_ AMT_1                   11

-------------------------- ----------
SERV_CURT_AMT_2                   11
-------------------------- ----------
SERV_CURT_DATE_2                  10

-------------------------- ----------
CURT_ADJ_ AMT_2                   11

-------------------------- ----------
SERV_CURT_AMT_3                   11

-------------------------- ----------
SERV_CURT_DATE_3                  10

-------------------------- ----------
CURT_ADJ_AMT_3                    11

-------------------------- ----------
PIF_AMT                           11

-------------------------- ----------
PIF_DATE                          10

-------------------------- ----------
ACTION_CODE                        2

-------------------------- ----------
INT_ADJ_AMT                       11

-------------------------- ----------
SOLDIER_SAILOR_ADJ_AMT            11

-------------------------- ----------
NON_ADV_LOAN_AMT                  11

-------------------------- ----------
LOAN_LOSS_AMT                     11

-------------------------- ----------
SCHED_BEG_PRIN_BAL                11


-------------------------- ----------
SCHED_END_PRIN_BAL                11

-------------------------- ----------
SCHED_PRIN_AMT                    11


-------------------------- ----------
SCHED_NET_INT                     11

-------------------------- ----------
ACTL_PRIN_AMT                     11

-------------------------- ----------
ACTL_NET_INT                      11

-------------------------- ----------
PREPAY_PENALTY_ AMT               11

-------------------------- ----------
PREPAY_PENALTY_ WAIVED            11

-------------------------- ----------

-------------------------- ----------
MOD_DATE                          10

-------------------------- ----------
MOD_TYPE                          30

-------------------------- ----------
DELINQ_P&I_ADVANCE_AMT            11

-------------------------- ----------



(PAGE)



                                              STANDARD FILE LAYOUT- DELINQUENCY REPORTING

Exhibit 1: Standard File Layout - Delinquency Reporting

Column/Header Name                   Description                                                        Decimal    Format Comment
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                    A unique  number  assigned  to a loan by the  Servicer.  This may be different than the LOAN_NBR
LOAN_NBR                             A unique identifier assigned to each loan by the originator.
CLIENT_NBR                           Servicer Client Number
SERV_INVESTOR_NBR                    Contains a unique number as assigned by an external  servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME                  First Name of the Borrower.
BORROWER_LAST_NAME                   Last name of the borrower.
PROP_ADDRESS                         Street Name and Number of Property
PROP_STATE                           The state where the  property located.
PROP_ZIP                             Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE               The  date  that the  borrower's  next  payment  is due to the              MM/DD/YYYY
                                     servicer  at the end of  processing  cycle,  as  reported  by
                                     Servicer.
LOAN_TYPE                            Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE                The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE              The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR                  The case  number  assigned  by the  court  to the  bankruptcy filing.
POST_PETITION_DUE_DATE               The payment due date once the  bankruptcy  has been  approved              MM/DD/YYYY
                                     by the courts
BANKRUPTCY_DCHRG_DISM_DATE           The Date The  Loan Is  Removed  From  Bankruptcy.  Either  by              MM/DD/YYYY
                                     Dismissal,   Discharged   and/or  a  Motion  For  Relief  Was
                                     Granted.
LOSS_MIT_APPR_DATE                   The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
LOSS_MIT_TYPE                        The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE               The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE               The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
FRCLSR_APPROVED_DATE                 The  date  DA  Admin  sends a  letter  to the  servicer  with              MM/DD/YYYY
                                     instructions to begin foreclosure proceedings.
ATTORNEY_REFERRAL_DATE               Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
FIRST_LEGAL_DATE                     Notice of 1st legal  filed by an  Attorney  in a  Foreclosure              MM/DD/YYYY
                                     Action
FRCLSR_SALE_EXPECTED_DATE            The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
FRCLSR_SALE_DATE                     The actual date of the foreclosure sale.                                   MM/DD/YYYY
FRCLSR_SALE_AMT                      The amount a property sold for at the foreclosure sale.            2       No commas(,)
                                                                                                                or dollar signs ($)
EVICTION_START_DATE                  The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
EVICTION_COMPLETED_DATE              The date the court revokes  legal  possession of the property              MM/DD/YYYY
                                     from the borrower.
LIST_PRICE                           The price at which an REO property is marketed.                    2       No commas(,)
                                                                                                                or dollar signs ($)
LIST_DATE                            The date an REO property is listed at a particular price.                  MM/DD/YYYY
OFFER_AMT                            The dollar value of an offer for an REO property.                  2       No commas(,)
                                                                                                                or dollar signs ($)
OFFER_DATE_TIME                      The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
REO_CLOSING_DATE                     The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE              Actual Date Of REO Sale                                                    MM/DD/YYYY
OCCUPANT_CODE                        Classification of how the property is occupied.
PROP_CONDITION_CODE                  A code that indicates the condition of the property.
PROP_INSPECTION_DATE                 The date a  property inspection is performed.                              MM/DD/YYYY
APPRAISAL_DATE                       The date the appraisal was done.                                           MM/DD/YYYY
CURR_PROP_VAL                         The current "as is" value of the  property  based on brokers      2
                                     price opinion or appraisal.
REPAIRED_PROP_VAL                    The  amount  the  property  would  be worth  if  repairs  are      2
                                     completed pursuant to a broker's price opinion or appraisal.
If applicable:
DELINQ_STATUS_CODE                   FNMA Code Describing Status of Loan
DELINQ_REASON_CODE                   The  circumstances  which caused a borrower to stop paying on a  loan.  Code  indicates  the  reason  why  the  loan  is in default for this cycle.
MI_CLAIM_FILED_DATE                  Date  Mortgage   Insurance  Claim  Was  Filed  With  Mortgage              MM/DD/YYYY
                                     Insurance Company.
MI_CLAIM_AMT                         Amount of Mortgage Insurance Claim Filed                                   No commas(,)
                                                                                                                or dollar signs ($)
MI_CLAIM_PAID_DATE                   Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
MI_CLAIM_AMT_PAID                    Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,)
                                                                                                                or dollar signs ($)
POOL_CLAIM_FILED_DATE                Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
POOL_CLAIM_AMT                       Amount of Claim Filed With Pool Insurance Company                  2       No commas(,)
                                                                                                                or dollar signs ($)
POOL_CLAIM_PAID_DATE                 Date Claim Was  Settled  and The Check Was Issued By The Pool              MM/DD/YYYY
                                     Insurer
POOL_CLAIM_AMT_PAID                  Amount Paid On Claim By Pool Insurance Company                     2       No commas(,)
                                                                                                                or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE           Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY
FHA_PART_A_CLAIM_AMT                  Amount of FHA Part A Claim Filed                                  2       No commas(,)
                                                                                                                or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE            Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT             Amount HUD Paid on Part A Claim                                   2       No commas(,)
                                                                                                                or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE            Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY
FHA_PART_B_CLAIM_AMT                   Amount of FHA Part B Claim Filed                                 2       No commas(,)
                                                                                                                or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE              Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT             Amount HUD Paid on Part B Claim                                   2       No commas(,)
                                                                                                                or dollar signs ($)
VA_CLAIM_FILED_DATE                   Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
VA_CLAIM_PAID_DATE                    Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
VA_CLAIM_PAID_AMT                     Amount Veterans Admin. Paid on VA Claim                           2       No commas(,)
                                                                                                                or dollar signs ($)


(PAGE)

Exhibit 2: Standard File Codes - Delinquency Reporting


The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
                  [ ]  ASUM-  Approved Assumption
                  [ ]  BAP-   Borrower Assistance Program
                  [ ]  CO-    Charge Off
                  [ ]  DIL-   Deed-in-Lieu
                  [ ]  FFA-   Formal Forbearance Agreement
                  [ ]  MOD-   Loan Modification
                  [ ]  PRE-   Pre-Sale
                  [ ]  SS-    Short Sale
                  [ ]  MISC-  Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
                  [ ] Mortgagor
                  [ ] Tenant
                  [ ] Unknown
                  [ ] Vacant

The Property Condition field should show the last reported condition of the property as follows:
                  [ ] Damaged
                  [ ] Excellent
                  [ ] Fair
                  [ ] Gone
                  [ ] Good
                  [ ] Poor
                  [ ] Special Hazard
                  [ ] Unknown



(PAGE)

Exhibit 2: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

------------------------ ------------------------------------------------------
Delinquency Code         Delinquency Description
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
001                      FNMA-Death of principal mortgagor
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
002                      FNMA-Illness of principal mortgagor
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
003                      FNMA-Illness of mortgagor's family member
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
004                      FNMA-Death of mortgagor's family member
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
005                      FNMA-Marital difficulties
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
006                      FNMA-Curtailment of income
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
007                      FNMA-Excessive Obligation
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
008                      FNMA-Abandonment of property
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
009                      FNMA-Distant employee transfer
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
011                      FNMA-Property problem
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
012                      FNMA-Inability to sell property
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
013                      FNMA-Inability to rent property
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
014                      FNMA-Military Service
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
015                      FNMA-Other
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
016                      FNMA-Unemployment
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
017                      FNMA-Business failure
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
019                      FNMA-Casualty loss
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
022                      FNMA-Energy environment costs
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
023                      FNMA-Servicing problems
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
026                      FNMA-Payment adjustment
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
027                      FNMA-Payment dispute
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
029                      FNMA-Transfer of ownership pending
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
030                      FNMA-Fraud
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
031                      FNMA-Unable to contact borrower
------------------------ ------------------------------------------------------
------------------------ ------------------------------------------------------
INC                      FNMA-Incarceration
------------------------ ------------------------------------------------------



(PAGE)



Exhibit 2: Standard File Codes - Delinquency Reporting, Continued


The FNMA Delinquent Status Code field should show the Status of Default as follows:

------------------------ -------------------------------------------------------
      Status Code        Status Description
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          09             Forbearance
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          17             Pre-foreclosure Sale Closing Plan Accepted
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          24             Government Seizure
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          26             Refinance
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          27             Assumption
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          28             Modification
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          29             Charge-Off
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          30             Third Party Sale
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          31             Probate
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          32             Military Indulgence
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          43             Foreclosure Started
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          44             Deed-in-Lieu Started
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          49             Assignment Completed
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          61             Second Lien Considerations
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          62             Veteran's Affairs-No Bid
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          63             Veteran's Affairs-Refund
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          64             Veteran's Affairs-Buydown
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          65             Chapter 7 Bankruptcy
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          66             Chapter 11 Bankruptcy
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          67             Chapter 13 Bankruptcy
------------------------ -------------------------------------------------------




(PAGE)



Exhibit 3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:
1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

* For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history

(to calculate advances from last positive escrow balance forward)

* Other expenses -  copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

13. The total of lines 1 through 12.

Credits:

14-21. Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent/Attorney

Letter of Proceeds Breakdown.

* Copy of EOB for any MI or gov't guarantee

(PAGE)

* All other credits need to be clearly defined on the 332 form

22. The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)
23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).


(PAGE)



Exhibit 3A: Calculation of Realized Loss/Gain Form 332

       Prepared by: __________________ Date: _____________________________
       Phone: ________________________ Email Address:_____________________

----------------------------------    --------------------------------------    --------------------------------------------
Servicer Loan No.                     Servicer Name                             Servicer Address


----------------------------------    --------------------------------------    --------------------------------------------

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type: 3rd Party Sale    Short Sale        Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown       Yes     No
If "Yes", provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
   (1)  Actual Unpaid Principal Balance of Mortgage Loan   $ ______________ (1)
   (2)  Interest accrued at Net Rate                        ________________(2)
   (3)  Accrued Servicing Fees                              ________________(3)
   (4)  Attorney's Fees                                     ________________(4)
   (5)  Taxes (see page 2)                                  ________________(5)
   (6)  Property Maintenance                                ________________(6)
   (7)  MI/Hazard Insurance Premiums (see page 2)           ________________(7)
   (8)  Utility Expenses                                    ________________(8)
   (9)  Appraisal/BPO                                       ________________(9)
   (10) Property Inspections                                ________________(10)
   (11) FC Costs/Other Legal Expenses                       ________________(11)
   (12) Other (itemize)                                     ________________(12)
            Cash for Keys__________________________         ________________(12)
            HOA/Condo Fees_______________________           ________________(12)
            ______________________________________          ________________(12)

            Total Expenses                                 $ _______________(13)
   Credits:
   (14) Escrow Balance                                     $ _______________(14)
   (15) HIP Refund                                           _______________(15)
   (16) Rental Receipts                                      _______________(16)
   (17) Hazard Loss Proceeds                                 _______________(17)
   (18) Primary Mortgage Insurance / Gov't Insurance         ______________(18a)

   HUD Part A
                                                             ______________(18b)
   HUD Part B
   (19) Pool Insurance Proceeds                              _______________(19)
   (20) Proceeds from Sale of Acquired Property              _______________(20)
   (21) Other (itemize)                                      _______________(21)
            _________________________________________        _______________(21)

(PAGE)
   Total Credits                                           $________________(22)
   Total Realized Loss (or Amount of Gain)                 $________________(23)


(PAGE)

Escrow Disbursement Detail

T------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
                                      Coverage
   (Tax /Ins.)
------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------



(PAGE)


ATTACHMENT 4

EXHIBIT H

SERVICING CRITERIA TO BE ADDRESSED
IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company][Name of Subservicer] shall address, as a minimum, the criteria identified below as "Applicable Servicing Criteria"


------------------ ------------------------------------------------------------------------------
Reg AB Reference                                Servicing Criteria

------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                                         General Servicing Considerations
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(1)(i)       Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(1)(ii)     If any  material  servicing  activities  are  outsourced  to  third  parties,
                   policies  and   procedures  are  instituted  to  monitor  the  third  party's performance and compliance with such servicing activities.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Any  requirements  in  the  transaction  agreements  to  maintain  a  back-up
1122(d)(1)(iii)    servicer for the mortgage loans are maintained.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity  bond and errors  and  omissions  policy is in effect on the party participating  in the servicing  function  throughout the reporting period in the amount of  coverage  required by and  otherwise  in  accordance  with the terms of the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                                        Cash Collection and Administration
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate  custodial bank accounts and related bank  clearing  accounts no more than two business  days following receipt,  or such other number of days specified in the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Disbursements  made  via wire  transfer  on  behalf  of an  obligor  or to an
1122(d)(2)(ii)     investor are made only by authorized personnel.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Advances  of  funds  or  guarantees  regarding  collections,  cash  flows  or distributions,  and any interest or other fees charged for such advances, are
1122(d)(2)(iii)    made, reviewed and approved as specified in the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   The related  accounts for the  transaction,  such as cash reserve accounts or accounts  established  as a form  of  overcollateralization,  are  separately maintained  (e.g.,  with respect to  commingling of cash) as set forth in the
1122(d)(2)(iv)     transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Each  custodial  account is  maintained  at a  federally  insured  depository institution as set forth in the transaction agreements.  For purposes of this criterion,  "federally  insured  depository  institution"  with  respect to a foreign  financial  institution  means a foreign  financial  institution that
1122(d)(2)(v)      meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations  are  prepared  on  a  monthly  basis  for  all  asset-backed securities  related bank accounts,  including  custodial accounts and related
                   bank  clearing  accounts.   These   reconciliations  are  (A)  mathematically
                   accurate;  (B)  prepared  within 30  calendar  days after the bank  statement cutoff  date,  or such  other  number of days  specified  in the  transaction agreements;  (C) reviewed  and approved by someone  other than the person who prepared the  reconciliation;  and (D) contain  explanations  for reconciling items.  These reconciling items are resolved within 90 calendar days of their original  identification,  or such  other  number  of days  specified  in the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                                        Investor Remittances and Reporting
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors,  including those to be filed with the  Commission,  are maintained in  accordance  with the  transaction  agreements  and  applicable
                   Commission  requirements.  Specifically,  such  reports  (A) are  prepared in accordance  with  timeframes  and other  terms  set forth in the  transaction agreements;  (B) provide information  calculated in accordance with the terms specified in the  transaction  agreements;  (C) are filed with the Commission as required by its rules and  regulations;  and (D) agree with  investors' or the trustee's  records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Amounts due to  investors  are  allocated  and  remitted in  accordance  with
                   timeframes,   distribution   priority  and  other  terms  set  forth  in  the
1122(d)(3)(ii)     transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Disbursements  made to an investor are posted within two business days to the
                   Servicer's  investor  records,  or such other number of days specified in the
1122(d)(3)(iii)    transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Amounts  remitted to investors per the investor  reports agree with cancelled
1122(d)(3)(iv)     checks, or other form of payment, or custodial bank statements.
------------------ ------------------------------------------------------------------------------

------------------ ------------------------------------------------------------------------------
Reg AB Reference                                Servicing Criteria

------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                                             Pool Asset Administration
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral  or security on mortgage  loans is  maintained  as required by the transaction agreements or related mortgage loan documents.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Mortgage  loan and  related  documents  are  safeguarded  as  required by the
1122(d)(4)(ii)     transaction agreements
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Any  additions,  removals  or  substitutions  to the  asset  pool  are  made, reviewed and approved in accordance  with any conditions or  requirements  in
1122(d)(4)(iii)    the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Payments on mortgage  loans,  including any payoffs,  made in accordance with the related  mortgage  loan  documents are posted to the  Servicer's  obligor records  maintained  no more than two business  days after  receipt,  or such other number of days specified in the transaction  agreements,  and allocated to principal,  interest or other items (e.g.,  escrow) in accordance with the
1122(d)(4)(iv)     related mortgage loan documents.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   The  Servicer's   records   regarding  the  mortgage  loans  agree  with  the
1122(d)(4)(v)      Servicer's records with respect to an obligor's unpaid principal balance.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Changes with respect to the terms or status of an  obligor's  mortgage  loans
                   (e.g.,  loan  modifications or re-agings) are made,  reviewed and approved by authorized  personnel  in  accordance  with the  transaction  agreements  and
1122(d)(4)(vi)     related pool asset documents.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Loss mitigation or recovery actions (e.g.,  forbearance plans,  modifications and  deeds  in  lieu  of  foreclosure,  foreclosures  and  repossessions,  as applicable)  are  initiated,  conducted and concluded in accordance  with the
1122(d)(4)(vii)    timeframes or other requirements established by the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Records  documenting  collection  efforts are maintained  during the period a mortgage loan is delinquent in accordance  with the  transaction  agreements.
                   Such  records  are  maintained  on at least a monthly  basis,  or such  other period  specified in the  transaction  agreements,  and describe the entity's activities in monitoring  delinquent  mortgage loans including,  for example,
                   phone  calls,   letters  and  payment   rescheduling  plans  in  cases  where
1122(d)(4)(viii)   delinquency is deemed temporary (e.g., illness or unemployment).
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Adjustments  to  interest  rates or rates of return for  mortgage  loans with
1122(d)(4)(ix)     variable rates are computed based on the related mortgage loan documents.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Regarding any funds held in trust for an obligor  (such as escrow  accounts):
                   (A) such funds are analyzed,  in accordance with the obligor's  mortgage loan documents,  on at least an annual  basis,  or such other period  specified in the transaction agreements;  (B) interest on such funds is paid, or credited, to obligors in accordance with  applicable  mortgage loan documents and state laws;  and (C) such funds are returned to the obligor within 30 calendar days of full  repayment  of the related  mortgage  loans,  or such other number of
1122(d)(4)(x)      days specified in the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Payments  made on behalf of an obligor  (such as tax or  insurance  payments)
                   are made on or before the related  penalty or expiration  dates, as indicated
                   on the  appropriate  bills or notices for such  payments,  provided that such support has been  received by the servicer at least 30 calendar days prior to these  dates,  or such  other  number of days  specified  in the  transaction
1122(d)(4)(xi)     agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Any late  payment  penalties  in  connection  with any  payment to be made on behalf of an obligor  are paid from the  Servicer's  funds and not charged to the  obligor,  unless  the late  payment  was due to the  obligor's  error or
1122(d)(4)(xii)    omission.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Disbursements  made on behalf of an obligor  are posted  within two  business days to the  obligor's  records  maintained  by the  servicer,  or such other
1122(d)(4)(xiii)   number of days specified in the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Delinquencies,  charge-offs  and  uncollectible  accounts are  recognized and
1122(d)(4)(xiv)    recorded in accordance with the transaction agreements.
------------------ ------------------------------------------------------------------------------
------------------ ------------------------------------------------------------------------------
                   Any external  enhancement  or other  support,  identified in Item  1114(a)(1)
                   through (3) or Item 1115 of Regulation  AB, is maintained as set forth in the
1122(d)(4)(xv)     transaction agreements.
------------------ ------------------------------------------------------------------------------





------------------  ------------------- -------------------
Reg AB Reference        Applicable         Inapplicable
                    Servicing Criteria  Servicing Criteria
------------------  ------------------- -------------------
------------------  ------------------- -------------------

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(1)(i)               X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(1)(ii)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(1)(iii)                                 X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(1)(iv)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(i)               X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(ii)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(iii)            X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(iv)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(v)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(vi)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(2)(vii)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(3)(i)               X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(3)(ii)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(3)(iii)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(3)(iv)              X

------------------  ------------------- -------------------

------------------  ------------------- -------------------
Reg AB Reference        Applicable         Inapplicable
                    Servicing Criteria  Servicing Criteria
------------------  ------------------- -------------------
------------------  ------------------- -------------------

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(i)               X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(ii)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(iii)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(iv)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(v)               X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(vi)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(vii)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(viii)            X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(ix)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(x)               X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(xi)              X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(xii)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(xiii)            X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(xiv)             X

------------------  ------------------- -------------------
------------------  ------------------- -------------------
1122(d)(4)(xv)                                  X

------------------  ------------------- -------------------
